                          BARR ROSENBERG SERIES TRUST

                       BARR ROSENBERG MARKET NEUTRAL FUND
                    BARR ROSENBERG DOUBLE ALPHA MARKET FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 9, 1997
                          REVISED JANUARY 26, 1998


    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund of Barr Rosenberg Series Trust dated December 9, 1997 (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.


    This Statement of Additional Information is used solely in connection with the offer or sale of Institutional Shares of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund. This Statement of Additional Information should not be relied upon by offerees or purchasers of Investor Shares of the Barr Rosenberg Market Neutral Fund or Barr Rosenberg Double Alpha Market Fund. Please telephone 1-800-447-3332 or write to Barr Rosenberg Funds Distributor, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219 to obtain a copy of the Statement of Additional Information used in connection with the offer or sale of Investor Shares.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

INVESTMENT OBJECTIVES AND POLICIES....................................       3

MISCELLANEOUS INVESTMENT PRACTICES....................................       5

INVESTMENT RESTRICTIONS...............................................       5

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS........................       7

MANAGEMENT OF THE TRUST...............................................       9

INVESTMENT ADVISORY AND OTHER SERVICES................................      11

PORTFOLIO TRANSACTIONS................................................      13

TOTAL RETURN CALCULATIONS.............................................      14

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES......................      16

DETERMINATION OF NET ASSET VALUE......................................      18

PURCHASE AND REDEMPTION OF SHARES.....................................      18

APPENDIX I: ..........................................................     A-1

   Selected Highlights................................................     A-2

   Introduction to Market Neutral Investing...........................    A-38

   Standard Deviation.................................................    A-42

   Substituting Rosenberg Market Neutral Strategy in a
      U.S. Core Portfolio Can Reduce Risk.............................    A-43

   Correlations of Rosenberg Market Neutral Strategy..................    A-47

   Rosenberg Market Neutral Strategy Returns vs.
      Intermediate-Term Government Bond Returns.......................    A-48

   On a Risk/Return Basis Market Neutral can be an Attractive
      Investment Alternative..........................................    A-49

   Increased Opportunity from Shorting................................    A-50

   Performance........................................................    A-55

   Rosenberg Investment Process.......................................    A-63

   Historical Highlights..............................................    A-79

   Equitized Market Neutral...........................................    A-81

   Different Market Neutral Strategies................................    A-86

   Suggested Selection Criteria for Market Neutral Managers...........    A-88

   Glossary...........................................................    A-89

   Annex I: Descriptors Used in Risk Indexes..........................    A-93

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of each of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund (each, a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus under the headings "Investment Objectives and Policies" and "General Description of Risks and Fund Investments."

    In addition, the following is an additional description of certain investments of the Fund(s).

    SHORT SALES (BOTH FUNDS). The Barr Rosenberg Market Neutral Fund will seek, and the Barr Rosenberg Double Alpha Market Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

    S&P 500 INDEX FUTURES AND RELATED OPTIONS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

    Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Barr Rosenberg Double Alpha Market Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    In contrast to purchases of a common stock, no price is paid or received by the Barr Rosenberg Double Alpha Market Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin", to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

    The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

    Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Barr Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                       MISCELLANEOUS INVESTMENT PRACTICES

    PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. See "Portfolio Transactions" and "Income Dividends, Distributions and Tax Status".

    NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

    Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

         (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

         (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

         (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

         (7) Concentrate more than 25% of the value of its total assets in any one industry.

         (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

         (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

        (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

        (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

    Notwithstanding the latitude permitted by Restrictions 1, 2, 3 and 9 above, the Funds have no current intention of (a) borrowing money or (b) purchasing interest rate futures.

    It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

        (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

        (b) Write, purchase or sell options on particular securities (as opposed to market indices).

        (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

        (d) Make investments for the purpose of exercising control of a company's management.

        (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

    Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities", as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the heading "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

    In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (eligible in part for the dividends-received deduction in the case of corporations, subject to certain conditions). Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than

18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

    Certain tax exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

    To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                            MANAGEMENT OF THE TRUST

    The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Kenneth Reid* (47)       General Partner and Director of Research, Rosenberg Institutional
President, Trustee         Equity Management, June, 1986 to present.

Marlis S. Fritz* (47)    General Partner and Director of Marketing, Rosenberg Institutional
Vice President, Trustee    Equity Management, April, 1985 to present.

Nils H. Hakansson (60)   Sylvan C. Coleman Professor of Finance and Accounting, Haas School
Trustee                    of Business, University of California, Berkeley, June, 1969 to
                           present. Director, Supershare Services Corporation (investment management), Los Angeles, California, November, 1989 to 1995.

Barr M. Rosenberg* (54)  Managing General Partner and Chief Investment Officer, Rosenberg
Trustee                    Institutional Equity Management, January, 1985 to present.

William F. Sharpe (63)   STANCO 25 Professor of Finance, Stanford University. Chairman,
Trustee                    Financial Engines Incorporated, Los Altos, California (electronic investment advice), March 1996 to present.

Po-Len Hew (31)          Accounting Manager, Rosenberg Institutional Equity Management,
Treasurer                  October, 1989 to present.

Carolyn Demler (53)      Administrative Coordinator, Rosenberg Institutional Equity
Clerk                      Management, December, 1988 to present.

Edward H. Lyman (53)     Executive Vice President, Barr Rosenberg Investment Management,
Vice President             Inc., and General Counsel to the Rosenberg Group of companies,
                           1990 to present.

Richard L. Saalfeld      President and Chief Executive Officer of mutual fund unit of
(54)                       Rosenberg Institutional Equity Management from June, 1996 to
Vice President             present; Consultant to Rosenberg Institutional Equity Management,
                           September, 1995 to May, 1996; Chairman and Chief Executive
                           Officer of CoreLink Resources, Inc. (mutual fund marketing organization), Concord, California, April, 1993 to August, 1995;
                           Consultant, December, 1992 to March, 1993.

Harold L. Arbit (50)     Vice President and Partner, Rosenberg Alpha L.P., 1984 to present.
Vice President

F. William Jump, Jr.     Portfolio engineer, Rosenberg Institutional Equity Management,
(42)                       August, 1990 to present.
Vice President

David Bunstine (32)      Employee of BISYS Fund Services.
Assistant Treasurer

Gregory Maddox (30)      Director, Client Services, BISYS Fund Services.
Assistant Treasurer

Bruce Treff (31)         Employee of BISYS Fund Services.
Assistant Clerk

Ellen Stoutamire (48)    Employee of BISYS Fund Services.
Assistant Clerk

Jeanette Peplowski (39)  Employee of BISYS Fund Services.
Assistant Clerk

Alaina Metz (31)         Employee of BISYS Fund Services.
Assistant Clerk

------------------------

* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

    The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

    The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

    The Trust pays the Trustees other than those who are interested persons of the Trust or Manager an annual fee of $37,950 plus $4,125 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Manager. The following table sets forth information concerning the total compensation paid to each of the Trustees who are not interested persons of the Trust or Manager in the fiscal year ended March 31, 1997.

                                                                                                                   TOTAL
                                                                                                                COMPENSATION
                                                                                                                    FROM
                                                   AGGREGATE                                                   REGISTRANT AND
                                                  COMPENSATION   PENSION OR RETIREMENT    ESTIMATED ANNUAL      FUND COMPLEX
NAME OF PERSON                                        FROM        BENEFITS ACCRUED AS       BENEFITS UPON         PAID TO
POSITION                                           REGISTRANT    PART OF FUND EXPENSES       RETIREMENT          DIRECTORS
-----------------------------------------------  --------------  ---------------------  ---------------------  --------------
Nils H. Hakansson..............................    $   33,000          $       0              $       0          $   33,000
  Trustee
William F. Sharpe..............................    $   33,000          $       0              $       0          $   33,000
  Trustee

    Messrs. Rosenberg, Reid, Arbit, Lyman and Saalfeld and Ms. Fritz, Demler and Hew, each being a general partner, limited partner, officer or employee of the Manager, will each benefit from the management fees paid by the Trust to the Manager, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT


    As disclosed in the Prospectus under the heading "Management of the Trust", under management contracts (each, a "Management Contract") between the Trust, on behalf of each Fund, and Rosenberg Institutional Equity Management (the "Manager"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.



    As disclosed in the Prospectus, each of the Funds has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Manager has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice so that each Fund's total annual operating expenses (including the management fee but not including nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of a Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.


    Each Management Contract provides that the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.


    Each Management Contract will continue in effect for a period of no more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.


    As disclosed in the Prospectus, the general partners of the Manager are Barr
M. Rosenberg, Marlis S. Fritz and Kenneth Reid. Each of these persons may be deemed a controlling person of the Manager.

    As discussed in this Statement of Additional Information under the heading "Management of the Trust," Barr M. Rosenberg is a Trustee of the Trust as well as Managing General Partner and Chief Investment Officer of the Manager; Marlis
S. Fritz is a Trustee and Vice President of the Trust as well as a general partner of the Manager; and Kenneth Reid is a Trustee and President of the Trust as well as a general partner and Director of Research of the Manager.

ADMINISTRATIVE SERVICES


    The Trust has entered into a Fund Administration Agreement with BISYS Fund Services (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each Fund. The Trust's principal underwriter is an affiliate of the Fund Accountant.


DISTRIBUTOR AND DISTRIBUTION PLAN


    As stated in the text of the Prospectus under the heading "Management of the Trust--Distributor", Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.



    Pursuant to the Distribution Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust, the Distributor receives certain distribution fees from the Trust. Subject to the percentage limitation on the distribution fee set forth in the Prospectus, the distribution fee may be paid in respect of services rendered and expenses borne in the past with respect to Investor Shares as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers.



    The Plan may be terminated with respect to Investor Shares of any Fund to which the Plan relates by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to the Investors Shares of any Fund to which the Plan relates requires approval by the Investor shareholders of that Fund. The

Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


    The Distributor's Contract may be terminated with respect to any Fund or Investor shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.


    The Distributor's Contract and the Plan will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    If the Distributor's Contract or the Plan are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

    The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.


    CUSTODIAL ARRANGEMENTS. Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, CTC receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.


    INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS

    INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Manager even though it could also have been purchased or sold for other clients at the same time.

Likewise, a particular security may be purchased on behalf of one or more clients when the Manager is selling the same security on behalf of one or more other clients. In some instances, therefore, the Manager, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected prorata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

    BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

    Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

    Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Trust.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                           TOTAL RETURN CALCULATIONS

    Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:
                                       n
                               P(1 + T)  = ERV

    Where:

           T      =    Average annual total return

           ERV   =    Ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of a period at the end of such period

           P      =    A hypothetical initial payment of $1,000

           n      =    Number of years

    The calculation of average annual total return assumes that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

    Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

    Average annual total return is calculated separately for Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

PERFORMANCE COMPARISONS


    Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Manager in comparison to other investment advisers and to other institutions.


    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    As more fully described in the Prospectus, the Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.


    Interests in the Trust's portfolios are currently represented by shares of five series, the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund, U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.


    As described in the Prospectus, each Fund is further divided into two classes of shares designated as Institutional Shares and Investor Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

VOTING RIGHTS

    Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

    Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Manager has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

    The officers and trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust.

                        DETERMINATION OF NET ASSET VALUE


    As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Christmas Day, New Year's Day, Martin Luther King's Day, President's Day, Good Friday and Memorial Day, Independence Day (observed), Labor Day and Thanksgiving Day.


    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                       PURCHASE AND REDEMPTION OF SHARES

    The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

                                      Appendix I

THE FOLLOWING INFORMATION ON PAGES A-1 THROUGH A-94 PERTAINS PRIMARILY TO THE PERFORMANCE OF PRIVATE ACCOUNTS MANAGED BY ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT, THE TRUST'S INVESTMENT ADVISOR, WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE BARR ROSENBERG MARKET NEUTRAL FUND. THIS INFORMATION DOES NOT REPRESENT ACTUAL PERFORMANCE OF THE BARR ROSENBERG MARKET NEUTRAL FUND NOR IS IT INDICATIVE OF FUTURE PERFORMANCE. PLEASE REFER TO THE PROSPECTUS FOR INFORMATION ABOUT THE DIFFERENCES BETWEEN SUCH PRIVATE ACCOUNTS AND THE BARR ROSENBERG MARKET NEUTRAL FUND.

     CERTAIN TERMS THAT ARE INITIALLY CAPITALIZED IN THIS APPENDIX ARE DEFINED IN THE GLOSSARY. PLEASE READ THE GLOSSARY CAREFULLY.

                                 SELECTED HIGHLIGHTS

                                Background on RIEM (1)



- Barr M. Rosenberg (2) - over 25 years' experience in developing valuation and risk models

-  Quantitative (3) investment approach

-  Over $5 billion in assets under management

-  Founded in 1985

-  Offices in Orinda (CA), London, Tokyo and Singapore




------------------------------------
(1)Rosenberg Institutional Equity Management, the investment advisor to the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund, is referred to herein as "RIEM," "Rosenberg" or the "Manager."
(2)Barr M. Rosenberg is Managing General Partner and Chief Investment Officer of RIEM.
(3)Certain terms that are initially capitalized are defined in the Glossary. Please read the Glossary carefully.

                   Potential Benefits of a Market Neutral Strategy

-  Market Neutral(4)

   -    Potential for:
        -    higher return as a substitute for fixed income
        -    positive return even in down equity markets
        -    superior Risk/return trade-off
   -    Portable Alpha (use of futures provides exposure to any asset class)

-  Equitized Market Neutral

   -    Alternative to core (large stock) manager:
        - Benefits from valuation inefficiencies by stock selection throughout all capitalization sectors




------------------------------------
(4) Certain terms that are initially capitalized in this Appendix are defined in the Glossary. Please read the Glossary carefully.

                               What is Market Neutral?

- An investment strategy that seeks superior(5) performance by simultaneously combining and balancing a Long and a Short component while neutralizing the impact of the stock market.

   -    Stocks that are purchased comprise the Long component.

   -    Stocks that are borrowed and then sold comprise the Short component.




------------------------------------
(5) Superior performance relative to an appropriate Benchmark. T-bills are a common Benchmark for Market Neutral strategies.

                            Key Features of Market Neutral

- Simultaneously combines Long and Short components of equivalent dollar value

- Returns come from the differential performance between the Long and Short components

-  Returns are not tied to overall stock market performance

-  Returns driven by stock selection

                                       Example

Assumptions:   $100 million invested in portfolio
               Long component outperforms Short component by 10%(6)

-  Market up 15%
   -    Fund's Long component up by 20%
   -    Fund's Short component up only 10%

     Long component plus gains                      =  $    120  million
     Short component's increased liability          =  $  - 110  million
                                                       -----------------
                                                       $     10  million
                                                             increase in net
                                                             portfolio value
                                                             (plus interest on
                                                             cash)



-  Market down 15%
   -    Fund's Long component down only 10%
   -    Fund's Short component down 20%

     Long component minus losses                    =  $     90  million
     Short component's decreased liability          =  $   - 80  million
                                                       -----------------
                                                       $     10  million
                                                             increase in net
                                                             portfolio value
                                                             (plus interest on
                                                             cash)




------------------------------------
(6) This example shows the results if the Long component outperforms the Short component by 10%. However, if the Short component outperformed the Long component by 10%, the portfolio in this example would lose $10 million in value (less the interest on cash).

      Rosenberg Market Neutral Strategy Portfolio Characteristics as of 12/31/97

-  390 Long Positions

-  509 Short positions

-  Largest 10 Long Positions represent 11.1% of the portfolio

-  Largest 10 Short positions represent 9.2% of the portfolio

-  Average annual turnover for last 3 years for Longs:   133%(7)

-  Average annual turnover for last 3 years for Shorts:  85%




------------------------------------
(7) Average annual turnover is the annual average of the lesser of purchases or sales for the portfolio as a percentage of the monthly average value of the portfolio for 1995 through 1997.

                 Return vs. Risk for Selected Investment Alternatives
                                     1926 - 1997
                               (Rosenberg 3/89 - 1997)


                                                                                    Standard Deviation of
                                                          Annualized Return (%)     Annualized Return (%)
                                                          ---------------------     ---------------------
U.S. Large Company Stocks (8)(1926 - 1997)                        11.0                     20.3

U.S. Small Company Stocks (1926 - 1997)                           12.6                     33.9

Long-Term Corporate Bonds (1926 - 1997)                            5.7                      8.7

Long-Term Government Bonds (1926 - 1997)                           5.2                      9.2

Intermediate-Term Government Bonds (1926 - 1997)                   5.2                      5.7

U.S. Treasury Bills (1926 - 1997)                                  3.8                      3.2

Rosenberg Market Neutral Strategy (9)(inception 3/89 - 1997)       8.3                      5.3





------------------------------------
(8) The performance of these asset classes over the last 5 years has, in some cases, been significantly different from the long-term performance quoted in this exhibit. See page A-11.
(9) See Glossary.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

              Return vs. Risk for Selected Investment Alternatives Notes


Return: Annualized total return of standard asset classes and Rosenberg's Market Neutral Strategy. Stock, bond and T-Bill information is based on historical data from 1926 - 1997:

U.S. LARGE COMPANY STOCKS: total return of the S&P 500 Index.

U.S. SMALL COMPANY STOCKS: 1926 - 1981 based on historical series developed by Professor Rolf W. Banz composed of the fifth quintile of the New York Stock Exchange (NYSE), rebalanced every five years. 1982 - 1997 based on the total return of the Dimensional Fund Advisors (DFA) Small Company 9/10 Fund, a market-value-weighted index of the ninth and tenth deciles (fifth quintile) of the NYSE, the American Stock Exchange, and the over-the-counter (OTC) market.

LONG-TERM CORPORATE BONDS: 1926 - 1945 based on Standard & Poor's High-Grade Corporate Composite Yield, assuming a 4 percent coupon and 20-year maturity. 1946 - 1968 based on backdating of Salomon Brother's Long-Term High-Grade Corporate Bond Index using similar methodology to the 1969 - 1996 period. 1969
- 1997 based on Salomon Brothers Long-Term High-Grade Corporate Bond Index.

LONG-TERM GOVERNMENT BONDS: 1926 - 1976 based on total returns for long-term government bonds obtained from the Center for Research in Security Prices (CRSP) at the University of Chicago Graduate School of Business. 1977 - 1997 based on total returns on long-term government bonds constructed with data from the WALL STREET JOURNAL.

INTERMEDIATE-TERM GOVERNMENT BONDS: 1926 - 1933 based on estimates of five-year bond Yields from Thomas S. Coleman, Lawrence Fisher, and Roger G. Ibbotson, HISTORICAL U.S. TREASURY YIELD CURVES: 1926 - 1992. 1934 - 1986 based on total returns for intermediate-term government bonds obtained from CRSP at the University of Chicago. 1987 - 1997 based on total returns on intermediate-term government bonds calculated from data from the WALL STREET JOURNAL.

U.S. TREASURY BILLS: 1926 - 1976 based on data from CRSP at the University of Chicago. 1977 - 1997 based on data from the WALL STREET JOURNAL.

Return for the Rosenberg Market Neutral Strategy is the annualized total return from inception in March 1989 through December 1997.

Risk: The Standard Deviation of the annualized total returns of the data series described above measured over the time periods described above. Standard Deviation is a measure of the dispersion of returns around an average or expected value and is a common measure of Risk. See page A-42.

Past performance is no guarantee of future performance.

                 Return vs. Risk for Selected Investment Alternatives
                                    (1993 - 1997)


                                                           Standard Deviation of
                                               Annualized       Annualized
                                               Return (%)        Return (%)

U.S. Large Company Stocks                          20.2           15.3
U.S. Small Company Stocks                          19.4           11.3
Long-Term Corporate Bonds                           9.1           12.3
Long-Term Government Bonds                         10.5           15.8
Intermediate-Term Government Bonds                  6.4            8.5
U.S. Treasury Bills                                 4.6            1.1
Rosenberg Market Neutral Strategy                  13.4            5.7



              Return vs. Risk for Selected Investment Alternatives Notes


Returns: Annualized total return of the data series described in a previous exhibit (page A-10) measured over the period from January 1, 1993 through December 1997.

Risk: The annualized Standard Deviation of the monthly total returns of the data series described in a previous exhibit (page A-10) over the period from January 1, 1993 through December 1997.

Past performance is no guarantee of future performance.

                                  Components of Risk
                Units of Variance (%2) and as Percentage of Total Risk



                                                                                                               Rosenberg
                                                    Typical               Typical Institutional             Market Neutral
                                               Individual Stock (10)        Stock Portfolio (11)           Strategy Portfolio (12)
                                               ----------------             ---------------                ------------------
                                            Variance       Total Risk     Variance       Total Risk     Variance      Total Risk
Residual Specific Risk                       174.8            40%            7.3             5%            9.8            20%
Residual Common Factor Risk                  131.1            30%            7.3             5%           39.2            80%
Systematic Risk                              131.1            30%          131.1            90%            0.0             0%







-------------------
(10) Source: The reported total Variance for a Typical Individual Stock is the average annual Variance of the stocks in the S&P 500 Index for the period January 1993 through December 1997 as calculated by Rosenberg Institutional Equity Management. The percentage of total Variance for each component of Risk is from BARRA, THE UNITED STATES EQUITY MODEL HANDBOOK, 1995.
(11) Source: BARRA, THE UNITED STATES EQUITY MODEL HANDBOOK, 1995.
(12) For illustrative purposes the expected Standard Deviation (total Risk) for the Rosenberg Market Neutral Strategy Portfolio is assumed to be 7% (See page A-22 for historical results.) Actual results may differ. Other Market Neutral strategies may have different levels of expected Standard Deviation.

                               Components of Risk Notes


Risk, as measured by the Variance of returns, can be broken up into several components. The components of Risk displayed in this chart are:

RESIDUAL SPECIFIC RISK: Risk arising from attributes that are unique to a specific company (e.g., company management.)

RESIDUAL COMMON FACTOR: Risk common to a group of stocks, but not to the overall market (e.g., industry Risk.)

SYSTEMATIC RISK: Risk common to all stocks (e.g., changes in the general economy.)

The Risk for an individual stock is comprised of Residual Specific Risk, Residual Common Factor Risk and Systematic Risk. By combining individual stocks into a diversified portfolio, total Risk can be greatly reduced by largely eliminating Residual Specific Risk and Residual Common Factor Risks. Thus, the Risk in a diversified portfolio comes primarily from Systematic Risk. In a Market Neutral portfolio like Rosenberg's, total Risk can be reduced even further by forming Long and Short portfolios with offsetting levels of Systematic Risk. With offsetting levels of Systematic Risk, the combined Long-Short portfolio should contain almost no Systematic Risk. The Risk left in a Market Neutral portfolio like Rosenberg's will be comprised of Residual Common Factor Risk (the net exposure to these common factors will not always be exactly zero) and a small amount of Residual Specific Risk.

                                   Selected Risks

-  Mis-matching Long/Short components

-  Short selling

-  Mis-measurement of Beta

-  Poor stock selection

                     Risk of Mis-matching Long/Short Components


-  It is unlikely that there will ever be a perfect Hedge.
   Unlike matter and anti-matter, there is not Stock A and anti-Stock A.

- There is a technique known as pair-wise Hedging, generally implemented along industry lines: e.g., General Motors is bought and Chrysler is sold Short. However, it is rare for two paired stocks to effectively Hedge all factors of Risk. Most stocks have exposures to a number of different Risk characteristics.

- A manager will intentionally accept a certain amount of Risk in order to exploit the opportunities that arise from the identification of overvalued and undervalued stocks.

- The key is, at the portfolio level, to be aware of the active Risk and balance it against the opportunities for superior performance.

                     Industry Diversification:  Shorts vs. Longs
                     Rosenberg Market Neutral Strategy Portfolio



                                                                 Short Position         Long Position          Net Exposure*
                                                            % of portfolio value   % of portfolio value
Aluminum                                                          0.15                     0.90                     0.75
Iron and Steel                                                    1.28                     2.25                     0.97
Precious Metals                                                   2.09                     0.01                    -2.08
Misc. Mining, Metals                                              1.12                     0.55                    -0.57
Coal & Uranium                                                    0.35                     0.04                    -0.31
International Oil                                                 0.00                     0.00                     0.00
Dom Petroleum Reserves                                            3.18                     0.67                    -2.51
For Petroleum Reserves                                            0.12                     0.00                    -0.12
Oil Refining, Distribution                                        0.79                     0.11                    -0.68
Oil Service                                                       0.37                     2.44                     2.07
Forest Products                                                   1.11                     0.87                    -0.24
Paper                                                             1.47                     0.73                    -0.74
Agriculture, Food                                                 1.55                     1.89                     0.34
Beverages                                                         0.07                     0.00                    -0.07
Liquor                                                            0.00                     0.71                     0.71
Tobacco                                                           0.00                     0.00                     0.00
Construction                                                      2.04                     3.48                     1.44
Chemicals                                                         3.63                     1.51                    -2.12
Tire & Rubber                                                     0.27                     0.44                     0.17
Containers                                                        0.14                     0.72                     0.58
Producers Goods                                                   6.71                     7.35                     0.64
Pollution Control                                                 0.01                     0.64                     0.63
Electronics                                                       4.95                     7.09                     2.14
Aerospace                                                         0.10                     0.48                     0.38
Business Machines                                                 3.00                     4.49                     1.49
Soaps, Houseware                                                  0.42                     1.34                     0.92
Cosmetics                                                         0.06                     0.24                     0.18
Apparel, Textiles                                                 2.22                     1.75                    -0.47
Photographic, Optical                                             0.22                     0.24                     0.02
Consumer Durables                                                 1.81                     1.19                    -0.62
Motor Vehicles                                                    1.86                     3.91                     2.05
Leisure, Luxury                                                   3.11                     0.87                    -2.24
Health Care (Non-Drug)                                            4.26                     6.14                     1.88
Drugs, Medicine                                                   5.15                     1.86                    -3.29
Publishing                                                        1.31                     1.52                     0.21
Media                                                             3.92                     2.10                    -1.82
Hotels, Restaurants                                               1.18                     3.79                     2.61
Trucking, Freight                                                 0.52                     1.87                     1.35
Railroads, Transit                                                1.12                     0.13                    -0.99
Air Transport                                                     0.46                     2.04                     1.58
Transport by Water                                                0.77                     0.39                    -0.38
Retail (Food)                                                     0.81                     0.27                    -0.54
Retail (All Other)                                                3.56                     4.89                     1.33


                                                                           A-16

Telephone, Telegraph                                              2.92                     1.48                    -1.44
Electric Utilities                                                6.33                     1.92                    -4.41
Gas Utilities                                                     0.71                     0.27                    -0.44
Banks                                                             0.98                     1.82                     0.84
Thrift Institutions                                               1.75                     2.02                     0.27
Misc. Finance                                                     2.24                     1.71                    -0.53
Life Insurance                                                    0.23                     0.46                     0.23
Other Insurance                                                   2.16                     1.21                    -0.95
Real Property                                                     3.21                     4.32                     1.11
Mortgage Financing                                                0.97                     0.04                    -0.93
Services                                                         10.57                    12.52                     1.95
Miscellaneous                                                     0.42                     0.10                    -0.32



Data in boxes*:
Iron and Steel Weight in Short Portfolio: 1.3%
Iron and Steel Weight in Long Portfolio: 2.3%
Total Portfolio Net Exposure to Iron and Steel: 1.0%



* Numbers have been rounded

                    Industry Diversification:  Shorts vs. Longs
                 Rosenberg Market Neutral Strategy Portfolio Notes



One of the targets for Rosenberg's market neutral portfolios is to have offsetting industry exposures in the Long and Short portfolio components.
The chart shows the industry positions of the Long and Short components of Barr Rosenberg Market Neutral Strategy Portfolio as of December 31, 1997.
The composite portfolio's Long Position in each industry is shown in the bars extending to the right and the Short position in the bars extending to the left. The net industry exposure of the portfolio (the Long Position less the Short position) is shown by the yellow dot. For example, in Iron and Steel stocks, the portfolio has a 1.3% Short and a 2.3% Long Position, for a net exposure to the Iron and Steel industry of +1.0%. The net exposure to an industry is expected to be on average, over time, close to zero, but at any given point the net exposure typically can range from (plus or minus) 5%. This non-zero net industry exposure is the result of the Manager making decisions about the trade-off between the potential return from an individual stock and the Risk of creating a portfolio net exposure to an industry.

Example of offsetting industry exposures: part of the Long Position in trucking, freight is offset by the Short position in railroads, transit.

                          Active Exposure to Risk Indexes



                                                                 Active Exposure

                                        Variability in Markets        -0.14
                                        Success                        0.79
                                        Size                           0.13
                                        Trading Activity              -0.07
                                        Growth                        -0.43
                                        Earnings/Price                 0.88
                                        Book/Price                     0.52
                                        Earnings Variation            -0.19
                                        Financial Leverage            -0.35
                                        Foreign Income                 0.20
                                        Labor Intensity                0.34
                                        Yield                         -0.01

                       Active Exposure to Risk Indexes Notes



Risk Indexes, also called common factors of Risk, are Risks that are common to a group of stocks, but not the overall market. This chart uses 12 of the widely used BARRA Risk factors (see below for definitions). Since the components of the Risk factors are measured in different units, one must use a standardized measure to allow the components to be aggregated into a single Risk factor measure. This standardized measure is the Standard Deviation of the individual components measured relative to a universe of large capitalization stocks. The active exposures shown in this chart represent the number of Standard Deviation units by which the Rosenberg Market Neutral Strategy's exposures to Risk factors differs from zero. For a given Risk factor, if the bar is to the right (left), Rosenberg has an exposure greater (less) than zero. The chart displays the active exposure to Risk factors as of December 31, 1997 for Rosenberg Market Neutral Strategy.

Definitions of Risk Indexes (13): (See page A-93 for descriptors used in Risk Indexes)

VARIABILITY IN MARKETS: The Risk of a company as perceived by the market. If the market was completely efficient, then all information on the state of the company would be reflected in the stock price. In this measure historical prices and other market variables are used in an attempt to reconstruct the state of the company. The descriptors include historical measures of Beta and residual Risk and various liquidity measures.

SUCCESS: How successful has the company been, and how does the market value the company? If investors are optimistic about future prospects and the company has been successful in the past, then the implication is that the firm is sound and that future Risk is likely to be lower. The descriptors of success include: relative strength, historical Alpha, recent earnings change, IBES earnings increase, dividend cuts (five years), growth in earnings per share.

SIZE: A size index based on assets and capitalization. The descriptors of size include: capitalization, total assets and indicators of earnings history.

TRADING ACTIVITY: Indicators of share turnover. The descriptors include: share turnover for several time periods, common stock price, number of IBES analysts covering the company and trading volume/Variance.

GROWTH: To the extent that a company attempts to provide returns to stockholders by an aggressive growth strategy requiring the initiation of new projects with uncertain cash flows (rather than the more stable cash flows from existing operations) the company is likely to be more Risky. The descriptors of growth include: growth in assets, payout and dividend policy, earnings-to-price ratio and earnings and capital structure change.

EARNINGS/PRICE: The current, trailing five-year, and IBES analysts forecasted earnings-to-price ratio.

BOOK/PRICE:  The current book-to-price ratio.


-------------------
(13) Rudd, Andrew and Clasing Jr., Henry K., MODERN PORTFOLIO THEORY: THE PRINCIPLES OF INVESTMENT MANAGEMENT, pp. 112-113, 1988.

Rosenberg, Barr, Kenneth Reid and Ronald Lanstein, "Persuasive Evidence of Market Inefficiency," The Journal of Portfolio Management, Spring 1985, pp. 9-16.

BARRA literature

EARNINGS VARIATION: A measure of the unpredictable variation in earnings over time. The descriptors include: Variance of earnings and cash flows, Standard Deviation of IBES earnings forecasts divided by price and extraordinary items.

FINANCIAL LEVERAGE: The more highly leveraged the financial structure, the greater the Risk to common shareholders. The descriptors include: debt-to-asset ratio, book value of leverage, interest rate sensitivity.

FOREIGN INCOME: A measure of the dependency of a company to exports as indicated by the level of foreign operating income.

LABOR INTENSITY: A measure of the mix of capital and labor used by a company. The descriptors include: net plant and equipment, inflation adjusted plant and equipment and labor share.

YIELD:  A prediction of a company's common stock dividend Yield.

                     Rosenberg Market Neutral Strategy Risk (14)


                           ANNUAL STANDARD DEVIATION

                    From Inception (3/89 - 12/97)       =   5.27%
                    Last Five Years (12/92 - 12/97)     =   5.70%
                    Last Three Years (12/94 - 12/97)    =   6.57%


               RANGE OF TOTAL RETURN OVER MOVING 12-MONTH PERIODS

                               Rosenberg  T-bill       Date Range
                               ---------  ------       ----------
                    LOWEST       -2.87%   8.03%     Sept 89 - Aug 90
                    HIGHEST      28.10%   5.14%      Jan 96 - Dec 96




---------------
(14) The two measures of the Risk of Rosenberg's Market Neutral Strategy used in this exhibit are the Standard Deviation of the monthly total returns of the Rosenberg Market Neutral Strategy and the range of total return measured over moving 12-month periods. First, the annual Standard Deviation of the monthly total return of Rosenberg's Market Neutral Strategy is shown for the period from the inception of the Strategy in March 1989 through December 1997 and for the three- and five-year periods ending December 1997. In addition, the lowest and highest total returns of the Rosenberg Market Neutral Strategy in any moving 12-month period from the inception of the Strategy in March 1989 through December 1997 is shown along with the T-bill return for the corresponding periods.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

                                Risks of Short Selling

PROBLEMS


-  No supply for a particular stock

-  Short Execution hindered by chaotic market

-  Short Squeeze


SOLUTIONS

- Have many stock positions and no large single positions. Restrict Shorts to those stocks where the Prime Broker is confident that they are available.

- Have a well-diversified Short portfolio already in place. Use an Optimization process which permits flexibility in substituting stocks for the Short portfolio, depending on what is available. Be able to respond real time.

-  Monitor supply of stock available and outstanding Short sales.

                              Rosenberg Experience (15)

Stocks with ample supply: average list of Short candidates from Rosenberg's Prime Broker is over 4,000 stocks (16)

Rosenberg's largest Short position: about 1.1% of Short portfolio (17)

Rosenberg's typical Short position: 1/4 of 1% of Short portfolio (18)

In almost 9 years of Rosenberg managing market neutral portfolios, the largest percentage appreciation of any Short position was 406% relative to the market. This position represented less than 0.18% of the portfolio's net asset value. The negative impact to total return was less than 0.75%.




---------------
(15) Based on Rosenberg Market Neutral Strategy
(16) As of 12/31/97
(17) As of 12/31/97
(18) As of 12/31/97

                           Risk of Mis-measurement of Beta

-  Beta is an estimate or measure of Systematic Risk or market-related Risk.

- Systematic Risk for an individual stock is usually about 30% of the stock's total Risk. Beta only measures this 30% of the Risk.

- 70% of the Risk of an individual stock is Residual Specific Risk and Residual Common Factor Risk, which can be diversified away. To the extent that Risk is diversified away, Beta will typically measure over 90% of the Risk of a portfolio.

- Because the measurement of Beta is only an estimate, there will be differences in the quality - and hence the accuracy - of estimates of Beta.

                           Measuring a Stock's Ex Ante Beta

-  TYPICAL METHOD:
   -    Regression based on most recent 60 months of returns.

-  ROSENBERG METHOD:
   -    Based on the company's current composition across various industries.
   - Use 13 Risk measures (e.g. book/price, financial leverage, foreign income) and 38 industries to calculate each factor's contribution to the stock's expected Beta.

                               Rosenberg Results

- Rosenberg's Market Neutral Strategy has had an (ex post) Beta relative to the S&P 500 from inception (3/89) through 12/97 of -0.09.



- Average Beta relative to the S&P 500 measured over rolling 24-month periods is -0.08 with a Standard Deviation of 0.15.












                               Rosenberg Results Notes


Beta is a measure of the changes in an asset's return in relation to changes in the return of a broad portfolio of assets or the "market." In this exhibit, the Beta of Rosenberg's Market Neutral Strategy is measured relative to the S&P 500 Index. The historical Beta of the Rosenberg Market Neutral Strategy from its inception in March 1989 through December 1997 was measured. In addition, the Beta of the Rosenberg Market Neutral Strategy over rolling 24-month periods was measured. In both cases, the measured Beta was not statistically different from zero, indicating that the Rosenberg Market Neutral Strategy has historically had almost no exposure to the equity market (as measured by the S&P 500.) For a strategy to have a Beta of zero indicates that the return of the market, either positive or negative, has no impact on the returns of that strategy.

                             Risk of Poor Stock Selection

PROBLEMS

-  Failure to distinguish between overvalued and undervalued stocks.

- Worse still, what if the Longs don't appreciate as much as the Shorts? Or the longs decrease in value more than the shorts?

- Does the size of Short portfolios under management justify a comparable effort to the Long portfolios under management given the relative assets of each? Are Shorts a natural by-product of manager's analysis? (See footnote 48)

SOLUTION

- Analysis of manager's investment process and logic as well as empirical evidence to validate it.

                           Batting Average by Alpha Bucket


     Short and Long Positions Grouped by Alpha                   Percent Correct

               Most Negative                                          69.7%
                                                                      63.1%
                                                                      57.5%
                                                                      53.7%
                                                                      52.1%
                                                                      50.8%
                                                                      53.4%
                                                                      55.6%
                                                                      57.6%
                                                                      60.9%
               Most Positive                                          66.6%

Overall Batting Average: 57.3%

                        Batting Average by Alpha Bucket Notes


The batting average methodology is designed to evaluate the predictive power of the Rosenberg models. The idea is to determine whether securities that Rosenberg predicted would outperform actually outperformed over the subsequent 12 months and whether securities that Rosenberg predicted would underperform actually underperformed over the subsequent 12 months. A correct classification in each of these cases is considered a hit. For each month since April 1, 1993, Rosenberg computed the percent of predictions that were hits. The average of this percentage for the period April 1, 1993 through December 31, 1997 is then computed and presented in the batting average exhibit.

In order to do this analysis, Rosenberg divided securities into 5 capitalization groups. The following analysis was performed for each capitalization group. Rosenberg ranked securities according to the output of the models from those Rosenberg expected to perform the best to those Rosenberg expected to perform the worst. Then, the securities in the top half of this ranked list were compared to the ranked list of subsequent returns for each security. If a security fell in the top half of both the predicted list and subsequent return list, then it was a hit. If a security fell in the bottom half of each list, then it was also a hit. Rosenberg included in the analysis all securities for which there was data as of the beginning of the month to produce results that were free of Survivorship Bias.

                         Sources of Return of Market Neutral


       PORTFOLIO                            +   T-BILLS         =   TOTAL RETURN

         ^                                       ^
   Gain when market                         Interest return
      goes up

   Long Component     Short Component      +  T-Bills on Short  =   TOTAL RETURN
    (Undervalued       (Overvalued               Proceeds
  Stock Selection)    Stock Selection)

                     Gains when market        Interest return
                         Goes down

                Rosenberg Market Neutral Strategy Performance Summary Average Annual Returns for the Periods Ending December 31, 1997

                              One       Three     Five         5 Year
                              Year      Years     Years    Tracking Error (19)
                              ----      -----     -----    -------------------

Rosenberg (20)               13.76%    17.05%    13.75%
90 Day T-bill                 5.28%     5.33%     4.61%
Alpha or Value Added (21)     8.56%    11.71%     9.14%           5.7%




--------------------------------
(19) Tracking Error is a measure of the volatility of the Alpha or value added. Specifically, it is the annual standard deviation of the Alpha or value added for the 5-year period ending December 31, 1997.
(20) The Rosenberg Market Neutral Strategy
(21) Alpha, or value added is the difference between the Rosenberg Market Neutral Strategy's performance and the return on a 90-day T-bill for the specified time period.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

                      Market Performance - Up and Down Months

                                            Rosenberg Market         Market
                                      Neutral Strategy Return(22)    Return
                                      -----------------------        ------
Average Monthly Return in Up Markets              .64%                3.23%
(3/89 - 12/97)

Average Monthly Return in Down Markets            .77%               -2.67%
(3/89 - 12/97)




--------------------------------
(22) The exhibit reports the average monthly performance of Rosenberg's Market Neutral Strategy. Months where the return on the S&P 500 Index was greater than zero are up markets and months where the return on the S&P 500 Index was less than zero are down markets. The period covers March 1989 to December 31, 1997. Out of the 106 months in this time period there were 74 "up" months and 32 "down" months.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

       What Happened to the Rosenberg Market Neutral Strategy in October 1997?

-    On October 27, 1997

     -    S&P 500 was down:  -6.9%
     -    Russell 2000 (23) was down:  -6.1%
     -    Rosenberg Market Neutral Strategy was up:  +0.29%

-    Between October 22, 1997 - October 27, 1997

     -    S&P 500 was down:  -9.8%
     -    Russell 2000 was down:  -8.4%
     -    Rosenberg Market Neutral Strategy was up:  +0.91%

-    Between October 1, 1997 - October 31, 1997

     -    S&P 500 was down:  -3.3%
     -    Russell 2000 was down:  -4.4%
     -    Rosenberg Market Neutral Strategy was up:  +2.0%




----------------------------------
(23) The Russell 2000 is an index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

                 Why is Rosenberg Qualified to Manage Market Neutral?

-    Risk control capability

-    Stock selection skill

     -    Both overvalued and undervalued stocks

-    Ability to Short

-    Experience

-    Capacity

                                    Rosenberg Market Neutral Strategy Profile
                                                December 31, 1997

ASSET CLASS BENCHMARK COMPARISONS:                                                    Standard      Sharpe
                                                  Performance(24)                     Deviation    Ratio(25)

                                        1 yr.           3 yr.         5 yr.
                                        -----           -----         -----
ROSENBERG MARKET NEUTRAL STRATEGY       13.76          17.05          13.75            5.7(26)       1.60
INTERMEDIATE-TERM GOVERNMENT BONDS       8.38           8.93           6.40            8.5(27)       0.21
90-DAY T-BILL                            5.28           5.33           4.61            1.1(28)         NA


BETA                                                                        -0.09(29)


                          Barr Rosenberg Market Neutral Fund


MORNINGSTAR ASSET CLASSIFICATION(30):              Domestic Hybrid

DESIGNATED BENCHMARK:                               90 Day T-bills

EXPENSE RATIO (SEE PROSPECTUS FOR MORE DETAIL):     2.00% (Institutional Shares)




--------------------------------
(24) See page A-32.
(25) The Sharpe Ratio is the difference between an investment portfolio's return and the risk free return divided by the standard deviation of the investment portfolio's returns. This is for the period 1993 - 1997.
(26) See page A-22.
(27) For the period 1993 - 1997.  See page A-42 for detail.
(28) For the period 1993 - 1997.  See page A-42 for detail.
(29) See page A-27.
(30) Morningstar Asset Classification: A Mutual fund rating and information service. The classification of "domestic Hybrid" is defined by Morningstar as a portfolio which has stock holdings comprising more than 20% of the portfolio's value but less than 70%.

Past performance is no guarantee of future performance.

                    Potential Benefits of Rosenberg Market Neutral

- Returns do not depend on the systematic returns of the underlying asset class
     -    Potential to provide positive excess return even during down markets

-    More flexibility for plan sponsor/client
     - Pay only for active decisions not diversification or general market appreciation
     - Insights of overvaluation can be exploited as well as insights of undervaluation
     -    Can Equitize to create custom systematic exposure (Portable Alpha)

-    Large selection universe allows for more effective Risk control
     - Ability to identify Long and Short stocks is natural result of Rosenberg valuation process

-    Potential for superior risk/return trade-off
     - Substantial Sharpe Ratio and negligible Correlation with other asset classes
     -    May improve portfolio risk/return profile (all Risk is diversifiable
          Risk)

-    Significant capacity
     -    Large number of issues held
     -    Capitalization-graduated investment weightings
     -    Accommodative Trading

                       INTRODUCTION TO MARKET NEUTRAL INVESTING

                                    Four Concepts

1. SHORT SALE: Borrow a stock with the agreement to return it in the future, thereby creating a liability. Sell the borrowed stock now, expecting to buy it back to return to the lender at a lower price in the future. The liability is the cost of buying the stock to return it to the lender. Thus the amount of the liability fluctuates with the price of the stock.

2. BETA: A measure of the volatility of a stock or portfolio relative to the movements in the overall market as measured by some index (e.g., S&P 500).

3. ALPHA: The excess return earned on a stock or portfolio above the return one would have expected given the level of Risk of the stock or portfolio. It is a measure of how much value, if any, a portfolio manager has added due to his skill.

4. RISK: A common measure of Risk is Variance. The larger the range of possible outcomes, the larger will be the value of the Variance. An investment with a zero Variance will have no Risk - there is only one possible outcome. The Standard Deviation is the square root of the Variance. It is a useful measure because 2/3 of the outcomes should fall within plus/minus one Standard Deviation. 95% of the outcomes should fall within plus/minus two Standard Deviations.

                                       Example

Assumptions:   $100 million invested in portfolio
               Long component outperforms Short component by 10%(31)

-    Market up 15%

Because of skill, manager's Long component outperforms market and is up by 20%
Because of skill, manager's Short component underperforms market and is up only 10%
Value of Long portfolio = $100 million + 20% x $100 million                 =  $   120 million
Value of Short portfolio (liability) = $100 million + 10% x $100 million    =  $ - 110 million
                                                                               ---------------
                                                                               $   10 million increase
                                                                                   in net portfolio value
                                                                                   (plus net interest on
                                                                                   cash)

-    Market down 15%

Because of skill, manager's Long component outperforms market and is down only 10%
Because of skill, manager's Short component underperforms market and is down 20%
Value of Long component = $100 million - 10% x $100 million                 =  $    90 million
Value of Short component (liability) = $100 million - 20% x $100 million    =  $  - 80 million
                                                                               ---------------
                                                                               $    10 million increase in
                                                                                    net portfolio value (plus
                                                                                    net interest on cash)




---------------------------------
(31) This example shows the results if the manager has stock selection skill so that the Long component outperforms the Short component by 10%. However, if the manager did not have skill so that his Short component outperformed his Long component by 10%, the portfolio in this example would lose $10 million in value (less the interest on cash).

                             Market Neutral Example (32)


 Basic Investment Strategy        In an Up Market           In a Down Market

  Invest $1 million in a        "Longs" Make Money          "Longs" Lose Money
 diversified portfolio of
   UNDERvalued stocks

            +                           +                          +

  Sell Short a $1 million       "Shorts" Lose Money         "Shorts" Make Money
  diversified portfolio of
    OVERvalued stocks

           +                            +                          +

  Invest the $1 million         Money market return         Money market return
  from the Short sales          from Short sale               from Short sale
      in money market                proceeds                    proceeds
      instruments


BASIC INVESTMENT              UP MARKET SUMMARY             DOWN MARKET SUMMARY STRATEGY

- 1) Gain/Loss on Longs       + 1) Gain from Longs          - 1) Loss on Longs
- 2) Gain/Loss on Shorts      - 2) Loss on Shorts           + 2) Gain on Shorts
+ 3) Money Market Return      + 3) Money Market Return      + 3) Money Market Return
-------------------------     ---------------------------   -------------------------
=    Total Return             = Total Return in Up Market   = Total Return in a
                                                              Down Market


---------------
(32) Gregory, Ken, Editor, NO LOAD FUND ANALYST, December 1997

                                 STANDARD DEVIATION

     A common measure of Risk is the Standard Deviation of return around an average annual return. This measure is calculated so that two-thirds of the outcomes are likely to fall within one Standard Deviation; 95% of the outcomes are likely to fall within 2 Standard Deviations; and 99% of the outcomes are likely to fall within 3 Standard Deviations.


                                      Long-Term         Annual Standard
                                   Annual Standard       Deviation From
          Asset                       Deviation       Inception of Strategy
                                                      (3/89 -12/31/97)

S&P 500                                  19%                12.2%
T-bills                                   3%                 1.9%
Intermediate-Term Government Bonds        6%                 7.3%
Rosenberg Market Neutral Strategy         NA                 5.3%(33)





---------------
(33) Standard Deviations of the annual total returns for the S&P 500 Index, T-bills, and Intermediate-Term Government Bonds based on data for the period 1926 through 1997. See notes on page A-10 for a detailed description of this data. Long-term annual Standard Deviation covers the period from 1926 to 1997. For Rosenberg Market Neutral Strategy for the period from inception (March 1989) through December 1997, the Standard Deviation was 5.3%. For the period 12/92 - 12/97, the Standard Deviation was 5.7%. For the period 12/94 - 12/97, the Standard Deviation was 6.6%.

                              SUBSTITUTING ROSENBERG MARKET NEUTRAL STRATEGY
                                  IN A U.S. CORE PORTFOLIO CAN REDUCE RISK



          Combined Portfolio       Combined Portfolio
          Percent invested          Annual Standard          Annual Standard
           in Rosenberg's           Deviation (S&P 500       Deviation (S&P
       Market Neutral Strategy       and Rosenberg's             500 and                 Standard
        or Intermediate-Term         Market Neutral        Intermediate-Term            Deviation of
           Government Bonds            Strategy)           Government Bonds)              S&P 500
                   0                    12.24                    12.24                    12.24
                   1                    12.11                    12.14                    12.24
                   2                    11.98                    12.04                    12.24
                   3                    11.86                    11.94                    12.24
                   4                    11.73                    11.83                    12.24
                   5                    11.60                    11.73                    12.24
                   6                    11.47                    11.63                    12.24
                   7                    11.34                    11.53                    12.24
                   8                    11.22                    11.43                    12.24
                   9                    11.09                    11.33                    12.24
                  10                    10.96                    11.23                    12.24
                  11                    10.84                    11.13                    12.24
                  12                    10.71                    11.03                    12.24
                  13                    10.58                    10.93                    12.24
                  14                    10.46                    10.83                    12.24
                  15                    10.33                    10.73                    12.24
                  16                    10.21                    10.63                    12.24
                  17                    10.08                    10.53                    12.24
                  18                     9.96                    10.43                    12.24
                  19                     9.84                    10.33                    12.24
                  20                     9.71                    10.23                    12.24
                  21                     9.59                    10.13                    12.24
                  22                     9.47                    10.03                    12.24
                  23                     9.35                     9.94                    12.24
                  24                     9.23                     9.84                    12.24
                  25                     9.11                     9.74                    12.24
                  26                     8.99                     9.64                    12.24
                  27                     8.87                     9.55                    12.24
                  28                     8.75                     9.45                    12.24
                  29                     8.63                     9.35                    12.24
                  30                     8.51                     9.26                    12.24
                  31                     8.39                     9.16                    12.24
                  32                     8.28                     9.07                    12.24
                  33                     8.16                     8.97                    12.24


                                                                            A-43

                  34                     8.05                     8.88                    12.24
                  35                     7.93                     8.78                    12.24
                  36                     7.82                     8.69                    12.24
                  37                     7.70                     8.60                    12.24
                  38                     7.59                     8.50                    12.24
                  39                     7.48                     8.41                    12.24
                  40                     7.37                     8.32                    12.24
                  41                     7.26                     8.22                    12.24
                  42                     7.16                     8.13                    12.24
                  43                     7.05                     8.04                    12.24
                  44                     6.94                     7.95                    12.24
                  45                     6.84                     7.86                    12.24
                  46                     6.74                     7.77                    12.24
                  47                     6.63                     7.68                    12.24
                  48                     6.53                     7.59                    12.24
                  49                     6.43                     7.51                    12.24
                  50                     6.34                     7.42                    12.24
                  51                     6.24                     7.33                    12.24
                  52                     6.15                     7.25                    12.24
                  53                     6.05                     7.16                    12.24
                  54                     5.96                     7.08                    12.24
                  55                     5.87                     6.99                    12.24
                  56                     5.79                     6.91                    12.24
                  57                     5.70                     6.83                    12.24
                  58                     5.62                     6.74                    12.24
                  59                     5.54                     6.66                    12.24
                  60                     5.46                     6.58                    12.24
                  61                     5.38                     6.50                    12.24
                  62                     5.31                     6.42                    12.24
                  63                     5.24                     6.35                    12.24
                  64                     5.17                     6.27                    12.24
                  65                     5.11                     6.19                    12.24
                  66                     5.05                     6.12                    12.24
                  67                     4.99                     6.05                    12.24
                  68                     4.93                     5.97                    12.24
                  69                     4.88                     5.90                    12.24
                  70                     4.83                     5.83                    12.24
                  71                     4.79                     5.77                    12.24
                  72                     4.74                     5.70                    12.24
                  73                     4.71                     5.63                    12.24
                  74                     4.67                     5.57                    12.24
                  75                     4.64                     5.50                    12.24
                  76                     4.62                     5.44                    12.24
                  77                     4.60                     5.38                    12.24


                                                                            A-44

                  78                     4.58                     5.32                    12.24
                  79                     4.56                     5.27                    12.24
                  80                     4.55                     5.21                    12.24
                  81                     4.55                     5.16                    12.24
                  82                     4.55                     5.11                    12.24
                  83                     4.55                     5.06                    12.24
                  84                     4.56                     5.01                    12.24
                  85                     4.57                     4.96                    12.24
                  86                     4.59                     4.92                    12.24
                  87                     4.61                     4.88                    12.24
                  88                     4.63                     4.84                    12.24
                  89                     4.66                     4.80                    12.24
                  90                     4.69                     4.76                    12.24
                  91                     4.73                     4.73                    12.24
                  92                     4.77                     4.70                    12.24
                  93                     4.81                     4.67                    12.24
                  94                     4.86                     4.65                    12.24
                  95                     4.91                     4.62                    12.24
                  96                     4.96                     4.60                    12.24
                  97                     5.02                     4.58                    12.24
                  98                     5.08                     4.57                    12.24
                  99                     5.15                     4.56                    12.24
                 100                     5.21                     4.55                    12.24



    Substituting Rosenberg Market Neutral Strategy in a U.S. Core Portfolio Can
                                 Reduce Risk Notes



Standard Deviation of combined portfolio: The annualized Standard Deviations of the portfolio combining U.S. Large Stocks (as represented by the S&P 500) with various percentages of Rosenberg's Market Neutral Strategy or Intermediate-Term Government Bonds (see data series descriptions on page A-10.) The Variance of the portfolio is given by the formula:

            2
     (WEIGHT large stocks * VARIANCElarge stocks) +
            2
     (WEIGHT Rosenberg or intermediate bonds * VARIANCERosenberg or intermediate bonds) +

     (2* WEIGHTlarge stocks * WEIGHTRosenberg or intermediate bonds *COVARIANCElarge stocks and Rosenberg or intermediate bonds)

The Standard Deviation of the portfolio is the square root of this Variance.
The Standard Deviation of a portfolio can decrease as assets that have negative Correlation with the initial asset class are added to the portfolio. This chart demonstrates that portfolio Risk has been reduced faster by adding Rosenberg's Market Neutral Strategy to a U.S. Large Stock portfolio than by adding Intermediate-Term Government Bonds. However past performance is no guarantee of future performance.

Legend for chart:
U.S. Large Stocks represented by the S&P 500 Index.

U.S. Intermediate-Term Government Bond data
Period under study: March 1989 through December 1997.

Notes on chart:
For example, the annual Standard Deviation of a portfolio invested 50% in large stocks and 50% in intermediate-term government bonds is about 7.5%.

For example, the annual Standard Deviation of a portfolio invested 50% in large stocks and 50% in Rosenberg's Market Neutral Strategy is about 6.4%.

               CORRELATIONS (34) OF ROSENBERG MARKET NEUTRAL STRATEGY

                                                              INTERMEDIATE-TERM
                                       ROSENBERG MARKET         GOVERNMENT BOND
         ASSET CLASS                 NEUTRAL CORRELATIONS        CORRELATIONS

U.S. Treasury Bills                          -0.12                   0.18
Intermediate-Term Government Bonds           -0.02                     NA
Long-Term Government Bonds                    0.01                   0.92
Long-Term Corporate Bonds                    -0.02                   0.92
U.S. Large Company Stocks                    -0.14                   0.44
U.S. Small Company Stocks                    -0.18                   0.07













               Correlations of Rosenberg Market Neutral Strategy Notes


The exhibit reports the Correlation of the total returns of the Rosenberg Market Neutral Strategy and Intermediate-Term Government Bonds with the total returns of other asset classes for the period 3/89 - 12/97. The descriptions of these asset classes are reported in the notes on page A-10.

---------------
(34) See Glossary.

                                       ROSENBERG MARKET NEUTRAL STRATEGY RETURNS
                                                          VS.
                                       INTERMEDIATE-TERM GOVERNMENT BOND RETURNS

                                            March 1989 through December 1997

              PERIOD                                          LOWEST RETURN                            HIGHEST RETURN
              ------                                          -------------                            --------------
                                                     Intermediate-       Rosenberg           Intermediate-       Rosenberg
                                                         Term           Market Neutral          Term          Market Neutral
                                                     Govt. Bonds          Strategy           Govt. Bonds         Strategy
Any 3 months                                          -6.08%              -2.88%               7.90%              10.46%
Any 6 months                                           -5.37               -2.64               11.72               16.75
Any 12 months                                          -5.51               -2.87               16.80               28.10



See notes to page A-10 for a description of Intermediate-Term Government Bonds.

Period covers inception of Rosenberg's Market Neutral Strategy in March 1989 through December 1997. The lowest (highest) returns are the lowest (highest) total returns achieved for Intermediate-Term Government Bonds and Rosenberg Market Neutral Strategy for rolling 3-month, 6-month, and 12-month periods beginning March 1989 and ending December 1997.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

       ON A RISK/RETURN BASIS, MARKET NEUTRAL CAN BE AN ATTRACTIVE INVESTMENT
                                    ALTERNATIVE

-    Increased opportunity from Shorting

-    Risk

-    Return

                         INCREASED OPPORTUNITY FROM SHORTING

                         Increased Opportunity from Shorting:
                        Opportunities to Exploit Overvaluation

- For companies in the top decile of forecasted earnings growth, 85/90% will have their growth forecasts revised downward by those same analysts (35)

- Within the group of companies that professional analysts forecast to have the best increase in earnings, it turns out that on average the analysts' forecasts are more than four times more optimistic than actual results (36)

- Five year investment returns are lowest for portfolios of high ROE (return on equity) companies (37)




---------------
(35) From a study done by Rosenberg Institutional Equity Management based on IBES data for the period 1985-1995 on capitalization-weighted and Equal-weighted bases, respectively. Deciles are based on a ranking of 12 month earnings change.
(36) From a study done by Rosenberg Institutional Equity Management based on IBES data for the period 1976-1995. Quintiles are based on a ranking of forecasted twelve-month earnings change over initial price. This ranking is a moving quarterly average for each quintile.
(37) From a study done by Rosenberg Institutional Equity Management based on data from 1973-1995.

                        Actual vs. Forecast Earnings Changes
                               (IBES) Earnings Forecast


                                   Earnings Change Divided by Initial Price
                                   ----------------------------------------

                                IBES Forecast         Actual

Bottom Quintile                   -0.020              -0.025
Fourth Quintile                    0.003               0.001
Third Quintile                     0.007               0.003
Second Quintile                    0.016               0.003
Top Quintile                       0.109               0.026


                      Actual vs. Forecast Earnings Changes Notes



IBES (Institutional Broker Estimate Service) is an organization that collects and publishes corporate earnings forecasts from institutional analysts.

Earnings Change/Initial Price, also called earnings Yield, measures the one year change in earnings for a company divided by the price of the company's stock at the start of the period. It is a measure which compares the growth in earnings across companies. This chart divides all U.S. companies into five groups (quintiles) based on earnings change divided by initial price as forecast by IBES analysts. The bottom quintile contains the companies with the lowest IBES forecast earnings change/initial price, the fourth quintile contains the companies with the next lowest IBES forecast earnings change/initial price, and so on. The chart compares the IBES forecast earnings change/initial price with actual reported earnings. The chart covers the period from 1976 to September 1996.

                           IBES Surprise By Capitalization
                           Example of a Quarterly Surprise



                                                        Average Absolute
                                                           Percentage
                                           Group       Earnings Surprise

               Largest Companies             1                10%
                                             2                16%
                                             3                19%
                                             4                25%
                                             5                33%
                                             6                37%
                                             7                35%
                                             8                39%
                                             9                51%
                                             10               62%
                                             11               83%
               Smallest Companies            12               85%



       IBES Surprise By Capitalization.  Example of a Quarterly Surprise Notes



IBES (Institutional Broker Estimate Service) is an organization that collects and publishes corporate earnings forecasts from institutional analysts.

The vertical axis measures the average absolute percentage earnings surprise as given by the formula in the footnote to the chart. Earnings surprises are differences between estimated earnings and actual reported earnings. The absolute value of earnings surprises are used so as to treat positive and negative differences between estimated and actual earnings similarly. The average of these absolute earnings surprises is used to limit the effects of unusually large earnings surprises. The earnings surprises are measured based on the quarterly earnings forecast immediately prior to the reported third quarter 1996 earnings. The capitalization buckets are groups of companies sorted by the capitalization of the company (a measure of the size of the company.) The horizontal axis groups companies into groups of 500 companies, from the largest U.S. companies on the left to the smallest U.S. companies on the right.

Footnote to chart:
To limit the effect of outliers, percentage surprise is defined as: 100 * (Actual Earnings - Estimated Earnings)/.5*(absolute value of (Actual Earnings - Estimated Earnings))

                         IBES Coverage Of Quarterly Estimates
                         Percent of Companies Covered by IBES



                       Group      1 Analyst     2 Analysts   3 or More Analysts

Largest Companies        1            1%             1%            97%
                         2            4%             6%            84%
                         3            8%            12%            68%
                         4           14%            15%            54%
                         5           18%            17%            41%
                         6           21%            17%            34%
                         7           22%            18%            24%
                         8           21%            17%            15%
                         9           24%            13%             7%
                        10           19%             6%             3%
                        11           10%             4%             1%
Smallest Companies      12            4%             1%             0%



                      IBES Coverage Of Quarterly Estimates Notes


IBES (Institutional Broker Estimate Service) is an organization that collects and publishes corporate earnings forecasts from institutional analysts. This chart reports on IBES analyst coverage as of August 1996.

The vertical axis on the chart measures the percentage of companies for which quarterly earnings forecasts were made by 1, 2, or 3 or more IBES analysts.

The percentage coverage by IBES analysts is broken down by the capitalization of the company (a measure of the size of the company.) The horizontal axis groups companies into groups of 500 companies, from the largest U.S. companies on the left to the smallest U.S. companies on the right. IBES analyst coverage declines steadily as company size, measured by capitalization, decreases. Since smaller companies have fewer analysts covering them, there may be more opportunities to identify possible overpriced stocks which would be candidates for Short selling.

                                     PERFORMANCE
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                Rosenberg Market Neutral Strategy Performance Summary

                              ROSENBERG (38)    90-DAY T-BILLS            ALPHA
                              --------------    --------------            -----

     Since Inception
     ---------------
     3/1/89 - 12/31/97            8.33%               5.34%               2.99%

     Years to Date
     -------------
     1997                        13.76                5.20                8.56
     1996                        28.10                5.14               22.96
     1995                        10.04                5.66                4.38
     1994                         6.48                4.03                2.45
     1993                        11.53                3.04                8.49
     1992                         2.80                3.53               -0.73
     1991                         0.61                5.66               -5.06
     1990                        -0.31                7.77               -8.08

     Partial Year 1989
     -----------------
     3/1/89 - 12/31/89            3.26                7.21               -3.95





---------------
38) Rosenberg is the Rosenberg Market Neutral Strategy as previously defined. (See Glossary.) Partial year 1989 begins at inception of Rosenberg's Market Neutral Strategy on March 1, 1989. Past performance is no guarantee of future performance. Alpha, or value added is the difference between the Rosenberg Market Neutral Strategy's performance and the return on a 90-day Treasury Bill for the specified time period. All returns are expressed as annual rates.


Performance calculations meet AIMR standards.

                                 Monthly Performance
                          Rosenberg Market Neutral Strategy



1989     Mar      2.15             Mar      1.06            Mar      0.88
         Apr      0.38             Apr     -0.20            Apr      2.06
         May     -0.67             May      0.08            May     -0.47
         Jun      1.16             Jun     -0.67            Jun      0.17
         Jul      0.07             Jul      1.19            Jul      1.99
         Aug      1.94             Aug     -1.18            Aug     -1.04
         Sep      0.20             Sep      2.01            Sep      0.64
         Oct     -1.37             Oct     -2.15            Oct      4.29
         Nov     -0.57             Nov      0.58            Nov      0.28
         Dec      0.00             Dec      2.25            Dec      1.10
1990     Jan      0.22    1993     Jan      2.56   1996     Jan      1.33
         Feb     -0.23             Feb      3.30            Feb      1.49
         Mar      0.27             Mar      1.10            Mar      2.08
         Apr     -0.52             Apr      1.65            Apr      0.77
         May     -1.35             May     -0.84            May      0.03
         Jun     -1.03             Jun      1.93            Jun      4.70
         Jul      1.39             Jul      0.81            Jul      3.76
         Aug      0.13             Aug      0.17            Aug      1.68
         Sep      0.48             Sep      0.59            Sep      0.50
         Oct     -1.20             Oct     -0.59            Oct      4.78
         Nov      1.20             Nov     -0.40            Nov      0.37
         Dec      0.40             Dec      0.77            Dec      3.70
1991     Jan      1.59    1994     Jan     -0.04   1997     Jan     -1.23
         Feb     -0.56             Feb      1.28            Feb      1.35
         Mar      0.72             Mar      0.08            Mar      4.14
         Apr     -0.05             Apr     -0.63            Apr      0.95
         May     -2.29             May      0.09            May     -3.94
         Jun      0.26             Jun      1.58            Jun      4.63
         Jul      1.36             Jul      0.46            Jul      1.81
         Aug     -1.32             Aug     -0.25            Aug      1.85
         Sep      1.06             Sep      0.71            Sep     -0.16
         Oct      1.60             Oct     -0.11            Oct      1.96
         Nov     -1.54             Nov      0.42            Nov      1.75
         Dec     -0.14             Dec      2.75            Dec      0.16
1992     Jan     -0.17    1995     Jan     -1.33
         Feb      0.05             Feb      1.17


Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance. (Negative return months are in red.)

              ROSENBERG MARKET NEUTRAL STRATEGY PERFORMANCE RECORD (39)


1.   Annualized Returns (Net of fees)

                                      Rosenberg   90 Day T-bills   Value Added
                                      ---------   --------------   -----------

     Quarter   9/30/97 - 12/31/97        3.90%        1.26%         2.64%
     One year  12/31/96 - 12/31/97      13.76         5.20          5.33
     3 years   12/31/94 - 12/31/97      17.05         5.33         11.71
     5 years   12/31/92 - 12/31/97      13.75         4.61          9.14
     From inception 3/1/89 - 12/31/97    8.33         5.34          2.99

2.   Range of Rosenberg Total Return Over Moving 12-Month Periods (3/89 - 12/97)

                                Rosenberg    T-bill    Date Range

     Lowest Rosenberg Return      -2.87%     8.03%     Sep 89 - Aug 90
     Highest Rosenberg Return     28.10%     5.14%     Jan 96 - Dec 96

3.   Average monthly return in up vs. down markets (S&P 500) (3/89 - 12/97)

                                              Rosenberg   Market Return
                                                            (S&P 500)

     Average monthly return in up markets       0.64%        3.23%
     Average monthly return in down markets     0.77%       -2.67%

4.   Comparison with Intermediate-Term Government Bond Returns (3/89 - 12/97)


                                 LOWEST RETURN                         HIGHEST RETURN

                                            Rosenberg          Rosenberg
                       Intermediate-Term  Market Neutral  Intermediate-Term   Market Neutral
        Period         Govt. Bonds (40)     Strategy          Govt. Bonds        Strategy
     Any 3 months          -6.08%            -2.88%              7.90%            10.46%
     Any 6 months          -5.37%            -2.64%             11.72%            16.75%
     Any 12 months         -5.51%            -2.87%             16.80%            28.10%





-------------------
(39) Rosenberg performance covers the period from the inception of the Rosenberg Market Neutral Strategy in March 1989 through December 1997. Performance calculations meet AIMR standards. This exhibit is a compilation of data and documentation from previous exhibits. Past performance is no guarantee of future performance.
(40) Returns for intermediate-term government bonds from Ibbotson Associates. This exhibit is a compilation of data and documentation from previous exhibits. Past performance is no guarantee of future performance.

Performance calculations meet AIMR standards.

5.   Risk:  Annual Standard Deviation of Total Return

     3 years                          12/94 - 12/97            6.57%
     5 years                          12/92 - 12/97            5.70%
     From inception                   12/89 - 12/97            5.27%

6.   Risk:  Beta (relative to S&P 500)

     From inception 3/89 - 12/97                            -0.09
     Average Beta measured over rolling 24-month periods    -0.08
     Standard Deviation of 24-month Betas                    0.15

                    Rosenberg Market Neutral Strategy Performance


Chart:
                                              Rosenberg Market
                                              Neutral Strategy   90-Day T-Bill
                                               Total Return       Total Return

     Mar. 1989 to Dec. 1990 (annualized)           1.60                8.20
     1991                                          0.61                5.66
     1992                                          2.80                3.53
     1993                                         11.53                3.04
     1994                                          6.48                4.03
     1995                                         10.04                5.66
     1996                                         28.10                5.14
     1997                                         13.76                5.20


Data in Box:

     Annualized Total Returns
     Periods Ending December 1997

     1-Year              13.76
     3-Year              17.05
     5-Year              13.75


     Tracking Error (41)
     5-Year               5.7





---------------
(41) Tracking Error is a measure of the volatility of the Alpha, or value added of the strategy. Specifically, it is the annual standard deviation of the Alpha, or value added, of the strategy for the 5-year period ending December 31, 1997.

Performance calculations meet AIMR standards.

Past performance is no guarantee of future performance.

                              Performance Decomposition
                  Representative Rosenberg Market Neutral Portfolio
                         (After Deduction of 2% Annual Fees)



                        % Return      % Return       % Return
                           on             on             on          % Total
                         Longs          Shorts    Short Stock Rebate  Return
                         -----          ------    ------------------  ------

     3/1/89 - 12/31/89   21.09          23.83           6.95           4.21
     1990               -14.09          -6.62           7.65           0.18
     1991                31.22          34.60           5.33           1.95
     1992                11.91          13.10           3.17           1.98
     1993                15.50           7.41           2.56          10.64
     1994                 1.37          -0.76           3.77           5.90
     1995                34.11          29.29           5.71          10.53
     1996                23.18          -0.08           5.56          28.83
     1997                27.97          20.97           5.17          12.17







                           Performance Decomposition Notes



In this chart, the total return of a representative Market Neutral portfolio (one of the 9 accounts that comprise the Rosenberg Market Neutral Strategy Portfolio) managed by Rosenberg is "decomposed" into the return achieved by the portfolio of Long Positions, the return from the portfolio of Short positions and the return from the "Short Stock Rebate." The Short Stock Rebate is the return generated by investing the cash generated by the Short positions and is generally equal to the federal funds rate less a small fee, charged by the Prime Broker. The total return of this representative portfolio equals the return of the Long portfolio component plus the Short Stock Rebate less the return on the Short portfolio component.

                              Performance Decomposition

                Alpha Decompositions Using Factor Model for Benchmark
                  Representative Rosenberg Market Neutral Portfolio
                         (after deduction of 2% annual fees)


                                  Alpha from Longs    Alpha from Shorts

               3/1/89 - 12/31/89         1.87%              -4.61%
               1990                     -1.95               -5.52
               1991                     -2.39                0.01
               1992                     -1.71                0.52
               1993                      4.66                3.42
               1994                      1.01                1.12
               1995                      5.03               -0.21
               1996                      8.46               14.81
               1997                     11.41               -4.40




                           Performance Decomposition Notes


In order to analyze the source of Alpha or added value of a Market Neutral strategy, there has to be a Benchmark against which to compare the Long holdings and the Short holdings. For Rosenberg's Market Neutral Strategy, there is no external Benchmark against which to compare the Longs and Shorts. Rosenberg's Long holdings are not constructed to match an external Benchmark but to match the characteristics of the Shorts. Similarly, Rosenberg's Short holdings are not constructed to match an external Benchmark, but to match the characteristics of the Longs. In essence, the Longs and Shorts are each other's Benchmark.


In order to have as accurate a Benchmark as possible, a factor model was used for the Benchmark that included 11 Risk Index factors and 38 industry factors. At the beginning of each month, the average exposure of the Longs and Shorts to each of these factors was computed. For example, if the portfolio was 8% Long in an industry and 4% Short, the average Benchmark exposure to that industry was 6%. The factor returns (an estimate of the return that could be specifically attributed to a given exposure to that factor) were then computed for that month using standard Regression techniques. Finally, the Benchmark exposure to a factor was multiplied by the factor return and summed to produce the overall Benchmark return for the month. The return from the Longs and Shorts are then compared to this factor Benchmark return to determine the value added from the Longs and Shorts.

                             ROSENBERG INVESTMENT PROCESS

                                Investment Philosophy

-   Stock prices imperfectly reflect "fundamental value."

- Rigorous analysis of financial data on individual companies can successfully identify mispriced stocks.

- Models that duplicate the decision factors of an expert can produce better forecasts.

- The lack of some details is more than offset by the consistency the models bring.



    At heart, Rosenberg is a fundamental investor. Rosenberg believes that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." Since market prices will converge towards fundamental value over time, Rosenberg believes that any investor who can accurately determine fundamental value, and who applies a disciplined investment process to select those stocks that are currently misvalued, will outperform the market over time.

    The premise of Rosenberg's investment philosophy is that there is a link between the price of a stock and the underlying financial characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. Rosenberg tries to identify and purchase those stocks which are undervalued - they are cheaper than similar stocks with the same financial characteristics. Also Rosenberg engages in Short sales with respect to those stocks which it believes are overvalued - they are more expensive than similar stocks with the same financial characteristics. Rosenberg believes that the market will recognize the "better value" and move to correct the mispricing by purchasing or selling the stock, as the case may be.

    Rosenberg's determination of the "average" valuation for a stock is based upon a comparison of similar companies. Rosenberg knows that in any group of similar companies, there are usually some that are overvalued, some that are undervalued, and some that are fairly-valued relative to the average valuation for the group. These valuation errors are usually present in every sector of the market and can be identified through rigorous Quantitative analysis of fundamental data.

    Rosenberg seeks to add value as an active equity manager through stock selection, and usually not by predicting the performance of Risk factors, industries, or the overall market.

    Even if investors looked at all the relevant data and processed that data correctly, there is still the possibility that they might not apply the conclusions consistently across all stocks. In order to ensure consistency one must simultaneously look at all the same factors (hopefully with detailed and accurate measures) across all similar stocks, and apply consistent valuation rules. Yet how likely is it that people can do that? There have been many studies in different fields that address the issue of inconsistent application. The situations studied were as diverse as admissions to graduate school, loan-granting, prescribing a course of medical treatment, and predicting returns on stocks. In almost all the studies, it has been shown that simple models which duplicate the decision factors that an expert/judge/forecaster uses produce better forecasts than the original experts being modeled.(42) How can that be? After all, there is some information that can't be quantified and some intuition that can't be captured in a model.


--------------------
(42) Camerer, Colin F. and Johnson, Eric J. , "The Process-Performance Paradox in Expert Judgment: How Can Experts Know So Much and Predict So Badly." In TOWARD A GENERAL THEORY OF EXPERTISE: PROSPECT AND LIMITS, K. Anders Ericsson and Jacqui Smith (Eds.) Cambridge University Press, 1991, pp. 195-217.

    It is possible for models to be superior because the lack of some details is more than offset by the consistency the models bring. Often human experts apply their judgments inconsistently. As humans, their moods vary, and at times they are preoccupied with an unrelated idea. Sometimes they do not employ exactly the same standards they use in judging a stock today that they used yesterday. In addition, humans tend to ignore subtle distinctions in information. They may not respond at all unless the distinctions are obvious, and then they may overreact. After all they are not machines! And that is exactly the point. The more cases an expert has to consider, the more likely it is that inconsistencies in thinking will arise.

--------------------------------------------------------------------------------
CONTINUATION OF FOOTNOTE 42: Dawes, Robyn M. "The robust beauty of improper linear models in decision making," in JUDGMENT UNDER UNCERTAINTY: HEURISTICS AND BIASES, edited by Kahneman, D., Slovic, P. and Tversky, A. pp. 391-399. Cambridge University Press, 1990.

Faust, David, THE LIMITS OF SCIENTIFIC REASONING, University of Minnesota Press, 1984.

Hogarth, Robin, JUDGMENT AND CHOICE, pp.  194-95.  John Wiley & Sons, 1987.

Kleinmuntz, Don "Decomposition and the Control of Error in Decision-Analytic Models." In INSIGHTS IN DECISION MAKING, Hogarth, Robin (Ed.) The University of Chicago Press, 1990, pp. 114-115.

Russo, J. Edward and Schoemaker, Paul H.J., DECISION TRAPS, pp. 136-137. Doubleday, 1989.

                               Key Investment Models

-   Appraisal Model

    - Estimates company fair value based on the company's potential to produce future earnings

-   Earnings Change Model

    - Identifies companies that are expected to realize (or fail to realize in case of Shorts) their earnings potential

    -    Forecasts company earnings 4 quarters ahead

-   Investor Sentiment Model

    - Screens out bargain stocks that will remain bargains because investors are likely to shun them

    -    Measures Short-term market enthusiasm for individual stocks

-   Risk Model

    - Identifies common sources of Risk used in portfolio Optimization process



                             Key Investment Models Notes



Rosenberg utilizes three stock models: An Appraisal Model, an Earnings Change Model, and an Investor Sentiment Model. The insights gained from these three models are combined to produce a predicted return for each stock in Rosenberg's selection universe. Rosenberg then uses their Risk Model to form portfolios that they believe represent the optimal tradeoff between the returns predicted by their stock selection models and the common sources of Risks for these stocks.

                                 The Appraisal Model

- Purpose: estimate of each company's fair value based on its potential to produce future earnings
-   Process:
    -    collect detailed financial data on each company (over 5,000 in US)
    - value operating businesses according to average market appraisal of similar businesses


Example:

    MAXCO INC.                   ZURN INDUSTRIES         NACCO INDUSTRIES

METAL PRODUCTS               METAL PRODUCTS          Coal
Plastic, Rubber Products     Machinery, General      Machinery, General
Auto Parts                   HOUSEHOLD ITEMS         HOUSEHOLD ITEMS
Wholesale Trade - Other      Electric Utilities      Retail - Specialty Stores
Development, Subdivision


    - adjust valuation for objective differences between companies (cash, debt, etc.)
    - integrate valuations and adjustments to produce total company valuation (total company appraisal)
-   Proprietary information: market and total company appraisals



                              The Appraisal Model Notes

APPRAISAL MODEL

Fundamental valuation of stocks is key to Rosenberg's investment process, and the heart of their valuation process lies in the Appraisal Model. An important feature of the Appraisal Model is the classification of U.S. - based companies into any of 166 groups of "similar" businesses. Rosenberg decomposes each company into its individual business segments, and compares each segment with similar business operations of other companies. Rosenberg appraises the company's assets, operating earnings, and sales within each business segment by applying the market's own average appraisal of assets, operating earnings and sales for those same business segments. Rosenberg then combines the segment appraisals to arrive at total balance sheet, income statement, and sales appraisals for the entire company. Rosenberg simultaneously adjusts the segment appraisals to include the appraisals for factors which are declared only for the total company, such as taxes, capital structure, and pension funding. In total Rosenberg uses over 190 valuation factors to characterize the income statement, balance sheet, and sales elements. The result is a single valuation for each of over 5,000 companies that Rosenberg follows in the U.S.

The difference between ROSENBERG'S valuation and the market price reflects an opportunity for profit. Rosenberg develops "appraisal Alphas" - the expected rate of extraordinary return - by adjusting for the rate at which the market has corrected for such misvaluations in the past.

                               How Appraisals are Used:
                                     Company XYZ

                            LATEST          CURRENT   CONTRIBUTION TO
VALUATION                  REPORTED         MARKET     TOTAL COMPANY
ELEMENT                    $/SHARE         APPRAISAL    FAIR VALUE

Machinery assets           $ 10.00           1.75        $ 17.50

Metal products assets         5.50           1.95          10.73

Receivables                   1.30          -0.20          -0.26

Long-term debt                8.00          -1.10          -8.80

Pension surplus               2.00           0.45           0.90

TOTAL                                                    $ 20.07

CURRENT PRICE                                            $ 18.50


-   Shown are only a few of the valuation factors Rosenberg analyzes

-   Sample company is currently a bargain

- Market appraisals, total company appraisal and price are changing continuously


                      How Appraisals are Used: Company XYZ Notes


As an illustration of how the Appraisal Model is used, consider a simplified example of a mythical machinery and metal products company, Company XYZ. For most companies Rosenberg would have over 190 fundamental valuation elements, but for the sake of simplicity this example shows just five items. On their financial statements, Company XYZ reports $10 per share of machinery assets and $5.50 per share of metal products assets; $1.30 per share of receivables; $8.00 per share of long-term debt; and, from the footnotes to the financial statements, $2.00 per share in pension surplus. Using the Appraisal Model, Rosenberg determines how much the market currently values each of these valuation elements. For example, the Appraisal Model finds that, on average, the market currently values a dollar of machinery assets at $1.75. By multiplying the reported dollars per share of each valuation element by the current market appraisal for that element, Rosenberg determines the contribution to total company fair value for each fundamental valuation element. Summing up all of these contributions to fair value gives Rosenberg the total fair value for Company XYZ. According to Rosenberg's Appraisal Model, Company XYZ is currently a bargain, and a candidate for purchase, since Rosenberg's estimated fair value is $20.07 and the market price is $18.50. Rosenberg re-estimates the market and total company appraisals continuously throughout the trading day.

        Market Appraisals of Selected Valuation Element:
                Cash & Short-Term Investments

Dec-89   0.2319        Sep-92   0.3508        Jun-95   0.3632
Jan-90   0.3951        Oct-92   0.3295        Jul-95   0.4434
Feb-90   0.3675        Nov-92   0.4270        Aug-95   0.4768
Mar-90   0.4227        Dec-92   0.3255        Sep-95   0.4362
Apr-90   0.3526        Jan-93   0.4551        Oct-95   0.4538
May-90   0.3873        Feb-93   0.5721        Nov-95   0.4357
Jun-90   0.3835        Mar-93   0.6521        Dec-95   0.5353
Jul-90   0.3242        Apr-93   0.5104        Jan-96   0.5612
Aug-90   0.3667        May-93   0.6257        Feb-96   0.6840
Sep-90   0.3604        Jun-93   0.6164        Mar-96   0.6217
Oct-90   0.3498        Jul-93   0.5047        Apr-96   0.7051
Nov-90   0.3644        Aug-93   0.5166        May-96   0.7274
Dec-90   0.3774        Sep-93   0.5436        Jun-96   0.7257
Jan-91   0.5568        Oct-93   0.4295        Jul-96   0.6824
Feb-91   0.7106        Nov-93   0.3880        Aug-96   0.6676
Mar-91   0.6998        Dec-93   0.3908        Sep-96   0.6761
Apr-91   0.4809        Jan-94   0.4759        Oct-96   0.6415
May-91   0.4448        Feb-94   0.5011        Nov-96   0.7841
Jun-91   0.4543        Mar-94   0.5039        Dec-96   0.6883
Jul-91   0.5930        Apr-94   0.4818        Jan-97   0.6464
Aug-91   0.5676        May-94   0.4560        Feb-97   0.4768
Sep-91   0.5308        Jun-94   0.4114        Mar-97   0.5054
Oct-91   0.6290        Jul-94   0.3469        Apr-97   0.4887
Nov-91   0.5280        Aug-94   0.3422        May-97   0.7426
Dec-91   0.5865        Sep-94   0.3620        Jun-97   0.6385
Jan-92   0.5718        Oct-94   0.3401        Jul-97   0.5945
Feb-92   0.7143        Nov-94   0.3323        Aug-97   0.5746
Mar-92   0.7878        Dec-94   0.3194        Sep-97   0.7613
Apr-92   0.6148        Jan-95   0.3576        Oct-97   0.7560
May-92   0.5107        Feb-95   0.3499        Nov-97   0.6467
Jun-92   0.5312        Mar-95   0.4007        Dec-97   0.5886
Jul-92   0.4753        Apr-95   0.3294
Aug-92   0.4154        May-95   0.3557

                Market Appraisals of Selected Valuation Element Notes

Rosenberg's market appraisals of the fundamental valuation elements they consider are updated continuously. The chart shows the changing market appraisal for Cash and Short-Term Investments as determined by Rosenberg's Appraisal Model. The appraisal of Cash and Short-Term Investments is multiplied by the company's reported Cash and Short-Term Investments to determine the adjustment to the overall valuation of the company. The appraisal for Cash and Short-Term Investments is measured relative to zero, and thus its continuous valuation above zero indicates that Cash and Short-Term Investments is a premium item on the balance sheet and always contributes positively to the overall value of a company.

      Earnings Change Model: Identifies companies that will realize (or fail to realize, in the case of Shorts) their potential to produce future earnings

-    Predicts earnings change over 4 quarter horizon based on

     -    Measures of company profitability
     -    Operating ratios
     -    Sell-side analyst forecasts

-    Takes into account ROE Reversion






Earnings Change Model:  Identifies companies that will realize (or fail to realize, in the case of Shorts) their potential to produce future earnings Notes



EARNINGS CHANGE MODEL

Rosenberg's proprietary Earnings Change Model analyzes more than 20 explanatory variables to predict individual company earnings over a one-year horizon. The variables are fundamental and fall into three categories: measures of past profitability, measures of company operations and consensus analyst earnings forecasts. The Earnings Change Model is independent of the Appraisal Model and projects the change in a company's earnings in cents/current price. The value of the projected earnings change is converted to an "earnings change Alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

                        Buying Future Earnings at a Discount:

                   Portfolio Earnings Yield 2 Years After Purchase



Earnings per Dollar of Initial Cost:
                                             Market       Rosenberg
                                             ------       ---------

     Reported Earnings                       0.068          0.075
     Earnings from Continuing Operations     0.079          0.092








                        Buying Future Earnings at a Discount:

                Portfolio Earnings Yield 2 Years After Purchase Notes



Under general assumptions, Rosenberg believes that the price of an individual stock is equal to the present value of the future earnings or cash flow of the company. Thus, one measure of the success of a strategy in identifying undervalued stocks is the degree to which it can, over time, buy more future earnings per dollar of initial investment than the Benchmark universe. This measure of future earnings per dollar of initial investment is also called the earnings Yield. This chart shows the level of reported earnings and earnings from continuing operations (reported earnings before special and extraordinary items) relative to initial cost after a two year holding period (the earnings Yield 2 years after purchase) for the stocks invested in by Rosenberg(43) and the market universe of stocks. After a two year holding period, the Rosenberg portfolio provides a higher level of future earnings per dollar invested (a higher earnings Yield) than the market universe. The analysis covers the period from the inception of Rosenberg Institutional Equity Management in June 1985 through December 1995 (the last date for which 2 years of future earnings could be determined as of December 31, 1997.)




-------------------
(43) The stocks invested in by Rosenberg represent the value weighted composite of all stocks held in all of the accounts managed by Rosenberg Institutional Equity Management which had a broad equity market Benchmark (e.g., S&P500, Russell 3000.)

          Investor Sentiment Model: Avoid Bargains That Investors Will Shun

Measures investors' current enthusiasm toward individual companies over a three-month horizon

-    Perceptions of quality
     -    Earnings quality
     -    Market quality

-    Bandwagon effects
     -    Estimate revisions
     -    Broker recommendations
     -    Earnings surprise




       Investor Sentiment Model: Avoid Bargains That Investors Will Shun Notes



INVESTOR SENTIMENT MODEL

ROSENBERG'S Investor Sentiment Model quantifies investor sentiment about features of stocks which influence price but which are not captured by the Appraisal Model or the Earnings Change Model. Rosenberg incorporates investors' perception of the "quality" of individual companies by looking at past price patterns (Market Quality) and by calculating the probability that future earnings will disappoint investors (Earnings Quality.) Rosenberg's models also capture market enthusiasm towards individual stocks by looking at the "bandwagon" effects that generally occur following broker recommendations, revisions in analyst estimates, earnings surprises and disappointments, and other measures of market sentiment. In addition to improving their overall prediction of individual stock returns, Rosenberg uses their Investor Sentiment Model to help them time their trades.

                                 Predicting Returns


            Rrosenberg Information              Elements of Stock Selection
            ----------------------              ---------------------------

             Market Appraisals                      Company Valuation

             Forces Affecting                        Company Earnings
              Profitability                                Change

           Quality and Opinion                      Investor Sentiment
               Measures                               Towards Company

                                                             |
                                                             |

                                                    Predicted Company
                                                         Returns



                               Predicting Returns Notes



The output of Rosenberg's three stock selection models is predicted returns for each company in their universe of stocks. The areas covered by their three models fall into three general categories of stock selection that most managers rely on to some degree: valuing companies; forecasting earnings changes; and gauging investor enthusiasm. Rosenberg's models contribute proprietary information in each of these areas. The market and company appraisals determined by Rosenberg's Appraisal Model provide company valuations. Rosenberg's Earnings Change Model considers the competitive forces affecting company profitability to help improve their company earnings forecasts. In addition, Rosenberg's quantification of quality and opinion measures in their Investor Sentiment Model gives them a view of investor enthusiasm towards individual companies.

Each of Rosenberg's three models produces an overall predicted relative return, or Alpha, for each company in Rosenberg's stock selection universe. A company's earnings change Alpha and investor sentiment Alpha is added to its appraisal Alpha to arrive at a total company Alpha. It is these predicted returns that are used by Rosenberg's Risk Model and Optimization process to build a portfolio.

                    Portfolio Optimization: Avoid Unintended Bets



               Predicted Returns                   Sources of Risk
               -----------------                   ---------------
                All Companies                           Market
                     in                               Industries
              Selection Universe                     Risk Factors

                                          |
                                          |
                                          |

                                      Optimizer
                                      ---------
                         Calculates Best Risk/Return Tradeoff

                                          |
                                          |

                            Recommended Portfolio Holdings





                    Portfolio Optimization: Avoid Unintended Bets



In building portfolios, Rosenberg wants to ensure that they place their "bets" where they feel most confident in their information. As stock pickers, their information is about individual stocks. Thus, they want their portfolios to "bet" on the individual companies identified by their models and typically not on Risk factors, industries, or the direction of the market for which they do not have unique insights.

All data is fed into a computer program that uses complex piece-wise linear functions to approximate a quadratic function and optimize the portfolio's trade-off between Risk and return. The Optimizer sets "targets" for portfolio exposure to systematic factors of Risk after analyzing the Risk characteristics of the Benchmark. For Market Neutral portfolios, the Benchmark of the Long portfolio will be the Short portfolio (or, equivalently, the Benchmark of the Short portfolio is the Long portfolio.) The Optimizer then exploits the information developed by the stock selection system to maximize return while eliminating unnecessary Risk. It recommends positions in companies that in the aggregate, constitute the most efficient portfolio. Data on each executed trade are "looped back" into the Optimizer, which reassesses the relative portfolio Risk before recommending additional trades. Trades are recommended only when the net benefit exceeds the expected transaction cost. Since the Optimizer operates in real time, Rosenberg is prepared to respond immediately to investment opportunities.

                                 Optimizer Functions

-    Efficient risk/reward trade-off

-    Control of trading cost

-    Implementation of all restrictions on holdings

     -    Exposure bands, maximum holding size, restricted stocks

-    Realtime Optimization

     - Incorporates all changes (Alphas, prices, executed trades, cash targets)

     -    More current knowledge of opportunities

     -    Less pressure on traders, no manual adjustments due to changing prices

     -    DOES NOT mean increased turnover, prevents unwanted turnover

                                            Investment Process



                      RESEARCH                                                        PORTFOLIO MANAGEMENT

     DATA             ANALYSIS                                     OPTIMIZATION                                     TRADING

    Market        --- > Investor Sentiment    --- > Trading----           ---------- Trading Cost Monitoring ----------
     Data         --- >    Analysis                  Alphas    |         |                                              |
                                                               |         |                                              |
                  --- > Market Response                        |         |                                              |
                                                               |         |                                              |
                                                               |         |                                              |
 Opinion Data     --- > Projection of                          |         V                                              |
                  --- > Unanticipated                          | Portfolio Optimization                                 |
                  --- >   Changes                              | ----------------------                                 |
                                                               |                                                        |
                  --- > Market Response                        |                                                        |
                                                                --- > When to Trade                                     |
                                                                                    --- > Recommended --- >   Traditional Brokerage
                                                                                           Trades
                  --- >   Valuation
Fundamental Data  --- >   Similars            --- > Company     --- >                                                Networks
                          --------                   Alphas          What to Buy/Sell
                      Within/Across Markets
                          And Time                                                                                Accommodation

                       Market Response
                                                                --- > How Much to Hold  < --- Confirmed < ------- Package Trades
                                                               |                              Trades
                                                               |                                 V
                                                               |                      Settlement/Reconciliation
                                                               |                                 |
Client Benchmarks --- > Risk Analysis         --- > Target----                                   V
                                                   Exposures                           Performance Attribution

             Why Rosenberg Expects Its Investment Approach To Work

-    Consistent comprehensive processing of relevant data
     -    all the same factors
     -    processed at the same time
     -    across all similar stocks

-    Consideration of the broader forces at work in competitive economies

- Attempts to avoid the errors that naturally arise from qualitative investment decision processes
     -    decision short cuts
     -    overly optimistic forecasts of companies' future earnings

-    Attempts to buy future earnings at a discount

- Track record in identifying both overvalued and undervalued stocks using a disciplined investment approach. (Past performance is no guarantee of future performance.)

- Barr Rosenberg has over 25 years' experience in analyzing and measuring the Risk of equity portfolios. This is critical in controlling Common Factor Risk as well as Systematic Risk in constructing Long/Short portfolios.

- A systematic, Quantitative approach which seeks to identify hundreds of overvalued and undervalued stocks. This gives Rosenberg the flexibility to control Risk and minimize trading costs in constructing a Long/Short portfolio.

                                HISTORICAL HIGHLIGHTS

- Broad definition of Market Neutral investing is any zero Beta investment strategy, i.e., any strategy which is not exposed to the Systematic Risk in the particular asset class.

-    1949 - Concept was first used by A. W. Jones in an investment partnership.

- 1967 - The book BEAT THE MARKET by Edward O. Thorpe outlined a Hedged approach to stock/warrant trading.

- 1973 - The Black/Scholes options-pricing model was published. This model used the idea of a riskless Hedge between a call option and the underlying stock.

- 1977 - Long Treasuries futures contracts were created which helped make Market Neutral investing possible in the fixed income markets.
- 1987 - Morgan Stanley's Quantitative group engaged in equity pairs trading. Under the net-capital rules for broker dealers, leverage was increased beyond the standard 2:1 ratio that typically applies to customers and pension plans.

- 1988 - Internal Revenue Service issued a private letter ruling which held that Short sales did not result in unrelated business taxable income.

- 1989 - Rosenberg forms a partnership to implement a Market Neutral strategy.

- 1995 - IRS issued revenue ruling (IRB 1995-4, #29) which states that Long/Short investing does not create UBIT.

- 1997 - "Short-Short" rule - Taxpayer Relief Act of 1997 eliminates this rule making it feasible for mutual funds to engage in significant Short sales and thus to offer Market Neutral products.

- 1997 - Today, there are many different types of Market Neutral strategies with widely differing risk/return characteristics and uses of leverage.

                                Historical Highlights:
                        Rosenberg's History of Market Neutral

- In 1978, at BARRA Seminars, Barr Rosenberg suggested that some managers could increase rewards for clients by selling stocks held in clients' index funds. This would be a practical way of benefiting from the identification of overvalued stocks without Short selling them.

- In 1988, as soon as the IRS private letter ruling was released, Rosenberg began to actively pursue Market Neutral opportunities, and in 1989 Rosenberg became the first Market Neutral client of Bear Stearns.

-    1997 - Rosenberg launches a Market Neutral equity mutual fund.

                                EQUITIZED MARKET NEUTRAL

                        Equitized Market Neutral Strategy (44)

-    Invest in Market Neutral

- 'Purchase' S&P 500 futures contracts, options on S&P 500 futures, and S&P 500 swaps

-    Sources of Return

     - S&P 500 futures contracts, options on S&P 500 futures, and S&P 500 swaps provides S&P 500 Index returns less T-bill returns
     - Market Neutral delivers double Alpha (from identifying both overvalued and undervalued stocks) plus T-bill returns
     - Combined, the return consists of double Alpha from the Market Neutral Strategy plus S&P 500 Index returns

-    Risk profile

     - Systematic, or general market Risk as evidenced by the Risk of the S&P 500 Index plus manager's stock selection Risk from the Market Neutral component


--------------------
(44) The Barr Rosenberg Double Alpha Market Fund is an Equitized Market Neutral fund.

                               Equitized Market Neutral
                             Sources of Alpha and Return

-    Initial capital of $100

-    Buy $100 Long stocks

-    Sell Short $100 stocks

-    Invest $100 raised by the Short sales in interest-bearing securities

-    'Purchase' $100 worth of S&P 500 futures

                               Equitized Market Neutral
                             Sources of Alpha and Return



            INVESTMENT VALUE    BETA    SOURCE OF ALPHA     SOURCE OF RETURN

LONG             +$100          +BL      +Long Alpha          Long Return
                                                                 plus
                                                              Short Return


SHORT            -$100          -BL      +Short Alpha

CASH             +$100          0.0      + Zero Alpha         T-bill Return

FUTURES            $0           1.0       Zero Alpha          S&P 500 Index
                                                                 minus
                                                              T-bill Return

TOTAL            +$100          1.0       Long Alpha          S&P 500 Index
                                        + Short Alpha =      + Double Alpha
                                         Double Alpha

                          What is Equitized Market Neutral?
                                      An example

- Assumptions: $100 million to invest. Manager has stock selection skill(45) where the Long Positions outperform Short positions by 10%, with the Longs outperforming the market by 5%, and the Shorts underperforming the market by 5%.

-    SCENARIO:  Market up 15%
     - Because of skill, manager's Long Position outperforms market and is up by 20%
     - Because of skill, manager's Short position underperforms market and is up only 10%


     Value of Long portfolio = $100 million + 20% x $100 million                =    $ 120 million
     Value of Short portfolio (liability) = $100 million + 10% x $100 million   =    - 110 million
     Increased value of futures position due to market appreciation             =       15 million
                                                                                     -------------

                                                                                     $  25 million increase
                                                                                     in net portfolio value
                                                                                     (plus net interest on cash)


-    SCENARIO:  Market down 15%
     - Because of skill, manager's Long Position outperforms market and is down by 10%
     - Because of skill, manager's Short position underperforms market and is down 20%


     Value of Long portfolio = $100 million - 10% x $100 million                =    $  90 million
     Value of Short portfolio (liability) = $100 million - 20% x $100 million   =     - 80 million
     Decreased value of futures position due to market decline                  =     - 15 million
                                                                                     -------------

                                                                                     $  -5 million decrease
                                                                                     in net portfolio value
                                                                                     (plus net interest on cash)




--------------------
(45) This example shows the results if the Long component outperforms the Short component by 10%. However if the Short component outperformed the Long component by 10%, the portfolio in this example would increase by only $15 million in the scenario where the market is up 15% and would lose $15 million in the scenario where the market is down 15%.

                         DIFFERENT MARKET NEUTRAL STRATEGIES

-    Distinguishing characteristics

     -    Instruments

          -    Equities, Bonds, Currencies, Futures, Derivatives

     -    Styles

          -    Arbitrage, one-sided, two-sided
          -    Always neutral; on average neutral(46)

     -    Use of leverage

     -    Return versus Risk profiles



--------------------
(46) If always neutral the Beta is always zero. "On average neutral" means that sometimes the Beta can be positive and sometimes negative, but over time it will average out to zero.

                         Different Market Neutral Strategies:
             Three Types of Investment Ideas Generate Hedged Market Risk

-    ARBITRAGE BETWEEN LINKED SECURITIES: A IS UNDERVALUED RELATIVE TO B

     -    Buy A and sell Short B; profit from correction of the misvaluation

     - Example: A, the index bundle of stocks is cheaper than B, the index future

     -    Hedge may be nearly perfect, because the securities are linked

     -    Typically low-reward and low-Risk

-    ONE-SIDED IDEAS, WHOSE MARKET RISK IS OFFSET BY DERIVATIVE HEDGES

     -    Reward may be high or low (single Alpha)

     -    The Hedge incurs a cost (a drain on Alpha)

     -    The result: Single Alpha minus Hedging cost

     -    Drawback: there may be no suitable derivative security for the Hedge

- TWO-SIDED RISK-CANCELING IDEAS: A IS UNDERVALUED; B WHICH IS LIKE A IS OVERVALUED

     - Buy A and sell Short B; Profit as the market bids up the price of A and bids down the price of B.

     -    Reward on each side may be high or low (double Alpha)

     -    The result: Double Alpha, potentially the most profitable

               SUGGESTED SELECTION CRITERIA FOR MARKET NEUTRAL MANAGERS

-    Risk control capability

-    Stock selection skill (47)

     -    understand biases and market environment impact
     -    adequate stock selection menu

-    Ability to Short (48)

     -    Prime Broker
     -    fee income justification
     -    natural result of process

-    Experience

-    Capacity



--------------------
(47) When evaluating a Market Neutral manager one should determine if the manager has stock selection skill. Two aspects of this skill are especially important for implementing a Market Neutral strategy. First is an understanding as to whether the manager's stock selection skill is limited to certain types of stocks, e.g. small growth or large value. One should also examine the possibility that the manager's stock selection skill is more or less effective in different market environments, e.g. a strong economic environment. Having done that analysis, one should then consider how broadly the manager can apply his stock selection skill, e.g. does the skill apply across all industries and capitalization sectors. The reason this is important is that, generally speaking, the more narrow the manager's stock selection skill, the more difficult it is to create an effective Hedge between the Long and Short portfolio components.

(48) In evaluating a Market Neutral manager's ability to effectively manage a Short portfolio one should consider three factors. First, is the manager dealing with an experienced Prime Broker who can produce an adequate supply of stocks to Short. Second, does the manager have enough assets (and hence fee income) Shorted so that he can economically devote enough resources to analyzing Short stocks as well as Long stocks. And third, is the analysis of overvalued stocks a natural result of the manager's investment process or does it require different people, process, and resources?

                                       GLOSSARY


ACCOMMODATIVE TRADING: A system which allows institutional buyers and sellers of stock to electronically present Rosenberg with their "interest" lists each morning. Any matches between the inventory which the brokers have presented and Rosenberg's own recommended trades are signaled to Rosenberg's traders. Since the broker is doing agency business and has a client on the other side of the trade, Rosenberg expects that the broker will be accommodative in the price. Rosenberg's objective in using this match system is to execute most trades so as to minimize market impact.

AIMR STANDARDS: Standards of performance reporting set by the Association for Investment Management and Research.

ALPHA: The "risk-adjusted expected return" or the return in excess of what would be expected from a diversified portfolio with the same systematic risk. When applied to stocks, alpha is essentially synonymous with misvaluation: a stock with a positive alpha is viewed as undervalued relative to other stocks with the same systematic risk, and a stock with a negative alpha is viewed as overvalued relative to other stocks with the same systematic risk. When applied to portfolios, alpha is a description of expected extraordinary reward due to the skill of the manager. If used in the context of the past then alpha is interpreted as the difference between the historical performance for a period and what would have been earned with a diversified market portfolio at the same level of systematic risk over that period.

BARRA:  A consulting firm that provides statistical and risk analyses.

BENCHMARK: An index or measure of performance with which a particular portfolio is compared in order to measure relative performance and/or risk exposures.

BETA: Measures changes in an asset's return in relation to changes in the return of a broad portfolio of assets or the "market."

CORE PORTFOLIO:  A portfolio invested primarily in large U.S. stocks.

CORRELATION: A statistical term giving the strength of the linear relationship between two random variables. It is a pure number, ranging from -1 to +1: +1 is a perfect positive linear relationship; -1 is a perfect negative linear relationship.

EQUAL-WEIGHTED: Making equal dollar investments in each of the stocks in a portfolio.

EQUITIZED: Adding back to a market neutral strategy the risk and return of an asset class through the use of index futures, options on index futures, and swaps.

EQUITIZED MARKET NEUTRAL: An investment strategy which uses equity index futures, options, swaps, etc. to add back the risk and return from an equity index to a market neutral portfolio. For example, the Barr Rosenberg Double Alpha Market Fund will hold S&P 500 Index futures options, swaps, etc. along with shares of the Barr Rosenberg Market Neutral Fund to provide investors with the additional risk and return of being invested in the S&P 500 in addition to any risk and return provided by the Barr Rosenberg Market Neutral Fund.

IBES - INSTITUTIONAL BROKER ESTIMATE SERVICE: A service which collects and publishes earnings forecasts from institutional analysts.

HEDGE: Taking two positions simultaneously in two different assets in order to reduce risk. Also loosely used to describe any strategy using leverage or short selling.

LONG (PORTFOLIO; POSITIONS): Stocks which are purchased for the portfolio (often with the expectation that they are currently undervalued).

MARKET NEUTRAL (EQUITY): An investment strategy which simultaneously buys a long portfolio and sells a short portfolio in order to neutralize the impact of the overall (equity) market on the combined (long and short) portfolio's return.

NORMALIZED STANDARD DEVIATION: This term is used to refer to the scaling of risk indices. It involves setting the zero point and scale of measurement for the variable. An example might be taken from temperature, where the centigrade scale is standardized by setting zero at the freezing point of water and establishing the scale (the centigrade degree), so that there are 100 units between the freezing point of water and the boiling point of water. Standardization for risk indices sets the zero value at the capitalization-weighted mean of the companies in the universe, and sets the scale so that one unit equals one cross-sectional standard deviation of that variable among our entire universe of stocks.

OPTIMIZER/OPTIMIZED/OPTIMIZATION: A computer program that uses complex piece-wise linear functions to approximate a quadratic function and optimize the total portfolio trade-off between risk and return subject to any specific constraints or targets.

PORTABLE ALPHA: An investment technique that applies the excess return or alpha earned from stock selection to another asset class by using index futures.

PRIME BROKER: The broker who facilitates a short sale by arranging for the borrowing of shares of a stock and being responsible for the regulatory, accounting and fiduciary requirements involving the short sale.

QUANTITATIVE: A term which describes an investment approach which tends to rely on hard financial data using a disciplined systematic analysis for stock selection compared to an approach that tends to rely on subjective judgements and soft information.

REGRESSION: A statistical technique that measures the correlation between two variables.

RESIDUAL COMMON FACTOR RISK: That portion of a stock's risk that is related to a subgroup of the broad asset class. An example would be industry-related risk.

RESIDUAL SPECIFIC RISK: That portion of a stock's risk that is unique to that stock or company. An example would be the risk associated with the quality of the company's management team.

RISK: The uncertainty of investment outcomes. Technically, the term RISK is used to define all uncertainty about the mean outcome, including both upside and downside possibilities. Thus, in contrast to the layperson, who would think of the downside outcomes as risk and of the upside outcome as potential, a measure of total variability in both directions is typically used to summarize risk.
The more intuitive concept for risk measurement is the standard deviation of the distribution, a natural measure of spread. Variance, the square of the standard deviation, must be used in comparing independent elements of risk.

RISK INDEX: A variable computed for each asset, such that the variable determines the asset's exposure to a common factor. Risk indices include market variability, earnings variability, low valuation and unsuccess, immaturity and smallness, growth orientation, and financial risk. In each case, a higher value of the index implies a company that is more strongly exposed to the common factor.

ROE REVERSION: Return on Equity (ROE) is a common measure of company profitability. Reversion relates to the notion that in competitive economies there is tremendous pressure on unusually high or low company earnings to move back in line with the economy-wide average.

ROSENBERG: Also referred to as RIEM, Rosenberg Institutional Equity Management, or the Manager.

ROSENBERG MARKET NEUTRAL STRATEGY PORTFOLIO: The composite of all U.S. accounts managed by Rosenberg employing a strategy using offsetting long/short equity holdings and is weighted by the value of each account. As of December 31, 1997, there were nine accounts in such composite. This composite does not include the Barr Rosenberg Market Neutral Fund prior to December 31, 1997 since the Barr Rosenberg Market Neutral Fund began operations in December, 1997 and was not fully invested as of December 31, 1997.

ROSENBERG (ROSENBERG'S) MARKET NEUTRAL STRATEGY (COMPOSITE): Rosenberg's performance net of 2% annual fees of all U.S. accounts employing a strategy using offsetting long/short equity holdings and is weighted by the value of each account. As of December 31, 1997, there were nine accounts in such composite. This composite does not include the Barr Rosenberg Market Neutral Fund prior to December 31, 1997 since the Barr Rosenberg Market Neutral Fund began operations in December, 1997 and was not fully invested as of December 31, 1997. Performance calculations meet AIMR standards.

SHARPE RATIO: A ratio equal to the squared mean excess return divided by the variance of return. When an investment portfolio is constructed over a wide range of independent opportunities, the Sharpe ratio for the optimum total portfolio is the sum of the Sharpe ratios for the separate opportunities. Thus the Sharpe ratio is a measure of reward per unit of risk.

S&P 500 (INDEX): An index of 500 (generally larger) companies with the holdings proportional to the market value of each of the companies in the Index (capitalization weighted).

SHORT EXECUTIONS: The process of implementing a desired short sale. Short sales can only be executed after there has been a positive change in the price of the stock to be shorted.

SHORT (PORTFOLIO; POSITIONS): Stocks which are borrowed and sold with the expectation that the borrowed shares can be replaced in the future with shares purchased at a lower price.

SHORTING: The act of borrowing (creating a liability) and then selling a stock with the obligation of returning that stock to the lender some time in the future.

SHORT SQUEEZE: Used to describe the potential risk when a short seller has borrowed stock and must replace it in the future. However, when the short seller attempts to buy the stock, there are few sellers relative to the demand and the price (and potential liability) of the stock shorted increases significantly.

SHORT STOCK REBATE: Return earned by investing the cash generated by the short positions and is generally equal to the federal funds rate, less a small fee charged by the prime broker.

STANDARD DEVIATION: A statistical term which measures the spread or variability of a probability distribution. The standard deviation is the square root of variance. Its intuitive meaning is best seen in a simple, symmetrical distribution, such as the normal distribution, where approximately two thirds of all outcomes fall within (plus or minus) 1 standard deviation of the mean and approximately 95 percent of all outcomes fall within (plus or minus) 2 standard deviations.

SURVIVORSHIP BIAS: A distortion in the results of a statistical analysis that results from the failure to adequately account for the fact that the sample at the end of the period does not include those companies that failed or went bankrupt and are no longer in the sample.

SYSTEMATIC RISK: That portion of an asset's risk that is related to the risk of the overall asset class.

T-BILLS:  90 day U.S. government treasury bills.

TRACKING ERROR: The annual standard deviation of the alpha or value added. It is a measure of how closely the portfolio tracks the benchmark.

VARIANCE: A statistical term for the variability of a random variable about its mean. The variance is defined as the expected squared deviation of the random variable from its mean - that is, the average squared distance between the mean value and the actually observed value of the random variable. When a portfolio includes several independent elements of risk, the variance of the total arises as a summation of the variances of the separate components.

YIELD: The return on a security or portfolio in the form of cash payments. Most yield comes from dividends on equities, coupons on bonds, or interest on mortgages.

                      ANNEX I:  DESCRIPTORS USED IN RISK INDEXES

1.  Variability in Markets

    A.  Option sample
        -   Cumulative range, one year
        -   H-Beta x H-sigma
        -   Option-implied Standard Deviation
        -   Short-term Standard Deviation

    B.  Listed company sample
        -   H-Beta x H-sigma
        -   Cumulative range, one year
        -   Short-term Standard Deviation
        -   Trading volume/Variance
        -   Common stock price (LN)
        -   Serial dependence
        -   Share turnover, last twelve months

    C.  OTC Stock sample
        -   H-Beta x H-sigma
        -   Cumulative range, one year
        -   Share turnover, last twelve months
        -   Common stock price (LN)
        -   Serial dependence


2.  Success
        -   Relative strength
        -   Historical Alpha
        -   Recent earnings change
        -   IBES earnings increase
        -   Dividend cuts:  five year
        -   Growth in EPS

3.  Size
        -   Capitalization (LN)
        -   Total assets (LN)
        -   Indicator of earnings history

4.  Trading Activity
        -   Share turnover, last twelve months
        -   Share turnover, last five calendar years
        -   Share turnover, quarterly
        -   Common stock price (LN)
        -   IBES number of analysts
        -   Trading volume/Variance

5.  Growth
        -   Payout, last five years
        -   Growth in earning per share
        -   Capital structure change
        -   Earnings/price, normalized
        -   Recent earnings change
        -   Dividend Yield, last five years
        -   IBES earnings increase
        -   Dividend Yield prediction

        -   Indicator of zero Yield
        -   Earnings/price
        -   IBES earnings/price prediction
        -   Growth in total assets

6.  Earnings/price
        -   Earnings/price
        -   Typical E/P, five years
        -   IBES E/P projection

7.  Book/Price
        -   Book/price

8.  Earnings Variation
        -   Variance of earnings
        -   IBES Standard Deviation/price
        -   Earnings covariability
        -   Concentration
        -   Variance of cash flow
        -   Extraordinary items

9.  Financial leverage
        -   Interest rate sensitivity
        -   Debts/assets
        -   Leverage at book
        -   Uncovered fixed charges

10. Foreign Income
        -   Foreign operating income

11. Labor Intensity
        -   Net plant/gross plant
        -   Inflation-adjusted plant/equity
        -   Labor share

12. Yield
        -   Dividend Yield prediction

13. LOCAP
        -   Indicator for membership in the LOCAP universe